DELAWARE(SM)
INVESTMENTS
============



Delaware Tax-Free USA Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Intermediate Fund
Delaware National High-Yield Municipal Bond Fund

Tax-Exempt Income



[GRAPHIC OMITTED ART FROM TAX-EXEMPT INCOME BROCHURE]



2000 ANNUAL REPORT

TABLE OF CONTENTS
=================

Letter to Shareholders                           1

Portfolio Management
Review                                           4

Performance Summary
  Delaware Tax-Free USA Fund                     8

  Delaware Tax-Free
  Insured Fund                                   9

  Delaware Tax-Free USA
  Intermediate Fund                             10

  Delaware National High-Yield
  Municipal Bond Fund                           11

Financial Statements

  Statements of Net Assets                      12

  Statements of Operations                      24

  Statements of Changes in
  Net Assets                                    25

  Financial Highlights                          27

  Notes to Financial
  Statements                                    39

  Reports of Independent
  Auditors                                      44


A TRADITION OF SOUND INVESTING SINCE 1929
=========================================


A Commitment To Our Investors

Experienced
[ ] Our seasoned investment professionals average more than 15 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
[ ] We clearly articulate our investment policies and follow them consistently.

[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive
[ ] We offer more than 70 mutual funds in these asset classes.
    o Large-cap equity                o High-yield bonds
    o Mid-cap equity                  o Investment grade bonds
    o Small-cap equity                o Municipal bonds (23 single-state funds)
    o International equity            o International fixed-income
    o Balanced

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

October 9, 2000

Recap of Events - Throughout most of the Funds' fiscal year ended August 31, 2000, the Federal Reserve Board focused on tightening the U.S. money supply, conducting a prolonged series of interest rate hikes. A strong U.S. economy and threatening inflation prompted the Fed to bump up short-term interest rates four times during the period, with the last increase coming on May 16, 2000.

During the fall of 1999, many bond buyers seemed to be ignoring municipal bonds in favor of the higher-yielding corporate bonds that were flooding the market. That scenario changed later in our fiscal year when interest rate hikes in February and March, coupled with the U.S. Treasury buyback and turmoil in the U.S. stock market in April, led to a marked increase in demand for the safety of U.S. Treasury securities. We believe rising Treasury prices left municipal bonds in a position of relative value. Retail investors began to recognize this value as Treasury yields dropped and AAA-rated municipal bond yields exceeded 6% in March (Source: Bloomberg). Since then, we have generally seen demand for municipal bonds on the upswing.

Increased tax revenue resulting from the strong economy and higher borrowing costs resulting from rising interest rates caused many state and local governments to reduce the number of municipal bonds they issued during our fiscal year. This caused demand to exceed supply as we ended our year (Source:
Moody's Investors Service, Inc.).

The flip-flop between supply and demand in the municipal markets happened gradually throughout 2000. The Fed's latest interest rate hike in May supported that trend. By the end of our fiscal year, demand for municipal bonds remained high while municipal bond issuance for 2000 declined by about 19%, a reduction of about $33 billion from the same period one year prior. (Source: Thomson Financial).

Long-term interest rates began to decline during the summer months, with the 30-year mortgage rate at 7.64% on August 31, 2000, about three quarters of a percentage point off its spring 2000 high for the year. The average yield on 30-year AAA-rated municipal bonds, which rarely is more than the yield for the 30-year Treasury bond, stood at 5.68% on August 31, 2000. By comparison, the 30-year Treasury bond was yielding 5.66% and two-year Treasury notes were yielding 6.16% on August 31, 2000 (Source: Bloomberg). Unlike Treasury securities, municipal bonds are not guaranteed as to payment of principal and interest. For municipal bond tax-equivalent yields, see the chart on page 5.


"WE BELIEVE RISING
TREASURY PRICES LEFT
MUNICIPAL BONDS IN A
POSITION OF RELATIVE
VALUE."

Delaware National Tax-Free Funds - For the fiscal year ended August 31, 2000, the Funds generally posted returns similar to or greater than the average of funds in their relative Lipper classes, with the exception of Delaware Tax-Free Insured Fund, which trailed its Lipper class by about one tenth of one percent.

On the pages that follow, your Funds' portfolio managers explain the Funds' performance in greater detail, as well as positioning during the period and issues currently affecting the municipal markets.

Market Outlook - We are encouraged by the current environment. As of this writing, the predominant opinion on Wall Street is that the Fed is firmly in a holding pattern with regard to its actions on interest rates. Evident slowing in the U.S. economy, which has prompted the Fed to leave rates untouched at its last three meetings, could eventually lead to lesser revenues for states and municipalities. In our opinion, this would likely lead to a general increase in the issuance of municipal bonds.



Total Return

For the Period Ended August 31, 2000                             One Year
--------------------------------------------------------------------------------
Delaware Tax-Free USA Fund Class A                                +5.11%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                              +6.77%

Lipper General Municipal Debt Funds Average (279 funds)           +5.10%
--------------------------------------------------------------------------------
Delaware Tax-Free Insured Fund Class A                            +5.50%
--------------------------------------------------------------------------------
Lehman Brothers Insured Municipal Bond Index                      +6.22%

Lipper Insured Municipal Debt Funds Average (50 funds)            +5.61%
--------------------------------------------------------------------------------
Delaware Tax-Free USA Intermediate Fund Class A                   +5.69%
--------------------------------------------------------------------------------
Merrill Lynch 3-7 Year Municipal Bond Index                       +5.30%

Lipper Intermediate Municipal Debt Funds Average (126 funds)      +4.97%
--------------------------------------------------------------------------------
Delaware National High-Yield Municipal Bond Fund Class A          +1.85%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                              +6.77%

Lipper High-Yield Municipal Debt Funds Average (81 funds)         +0.90%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 8 through 11. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The unmanaged Lehman Brothers Municipal Bond Index, Lehman Brothers Insured Municipal Bond Index, and Merrill Lynch 3-7 Year Municipal Bond Index are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Past performance does not guarantee future results.

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2

We believe that municipal bonds will continue to play a role in well-diversified portfolios. In addition, we think that in an environment where interest rates trend downward, investing in municipal bond funds will be more attractive to investors than buying individual bonds. In such an environment, municipal bond funds like Delaware's are holding slightly older bonds - often issued at more attractive rates than most new issues coming to market.

Thank you for your continued confidence, and your commitment to Delaware Investments.


Sincerely,

/s/ Wayne A. Stork                       /s/ David K. Downes
------------------------------------     --------------------------------------
Wayne A. Stork                           David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds

Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Senior Portfolio Manager

October 9, 2000


PORTFOLIO MANAGEMENT REVIEW
===========================

The Funds' Results
During the year ended August 31, 2000, we began to see strong performance in municipal markets despite changes in interest rates. While municipal bond fund cash flows are negative year-to-date, July 2000 brought positive numbers, with investors pouring a net $850 million dollars into municipal bond funds - a trend that we hope to see continue (Source: Investment Company Institute).

The year was characterized by a continued diminishing of municipal bond supply, as states, counties, and municipalities issued fewer bonds. This was likely due to strong local economies and tax bases, as well as the dramatic decline in bond refunding. Bond issues for public projects such as water and sewer, transportation, and higher education often exhibited strength, while municipal issuers often received substantial credit upgrades - especially among bonds whose principal and interest payments are backed by taxes (Source: Moody's Investors Service).

We continued to limit our investments in the healthcare sector. The cloudy outlook for the future of Medicaid/Medicare may have been among the reasons that municipal bonds in this sector often faced pressures. Of the 37 credit downgrades that Moody's has made to revenue bonds year-to-date in 2000, 28 have been to healthcare bonds (Source: Moody's Investors Service). When investing in healthcare issues, we use careful research and always keep an eye out for undervalued bond issues.

The uncertainty surrounding interest rates throughout the fiscal year required us to manage duration, a common measure of a bond or bond fund's sensitivity to interest rate changes. The shorter a bond fund's duration, the less sensitive the fund is to interest rate changes. We shortened duration for all of the Funds except Delaware Tax-Free USA Fund during the first half of the year, when municipals were weak. As the fiscal year continued, the durations of some of the portfolios were extended again in an attempt to take advantage of the market rally, while we continued to monitor interest rate risk.


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4

Delaware Tax-Free USA Fund
Portfolio Characteristics

August 31, 2000
---------------------------------------------------------------------
Current 30-Day SEC Yield*                                       4.99%
---------------------------------------------------------------------
Average Rating                                                      A
---------------------------------------------------------------------
Average Effective Duration**                               8.14 years
---------------------------------------------------------------------
Average Effective Maturity***                             14.27 years
---------------------------------------------------------------------
Portfolio Turnover Rate                                           76%
---------------------------------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was +4.39%.
 **Average effective duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.
***Average effective maturity is the average time remaining until scheduled principal payment by issuers of portfolio securities.


Delaware Tax-Free USA Fund
For this fiscal year, the Fund (Class A shares at net asset value with distributions reinvested) trailed the Lehman Brothers Municipal Bond Index, but slightly outperformed the Lipper General Municipal Debt Funds Average. During the year, we took advantage of our ability to invest in a type of security class called inverse floaters - bonds that have variable interest payments which move inversely to interest rates. We believe our use of inverse floaters served to buoy your Fund's yield during parts of the fiscal year.

At times during the year we concentrated on bonds with intermediate maturities. Because some of our investments were in non-callable bonds, however, the Fund's duration figure did not shorten dramatically when interest rates fell in the second half of the fiscal year. During the year, we found value in transportation revenue bonds - such as the Indianapolis Airport Authority bond that we currently hold. The bond was issued to fund a project that benefits the Federal Express Corporation. We also found electric utility bonds attractive in the wake of deregulation and made some key purchases. We invested in tax-exempt pollution-control bonds issued by Mississippi Business Finance Corp. on behalf of the public utility Entergy Corp. of New Orleans. Entergy, which serves a four-state region in the South, stands to grow substantially through a pending merger with Florida Power & Light Group.

During the period, we kept our exposure to hospital bonds limited because of the credit concerns still existent in that sector.

-------------------------------------------------------------------------------
As of August 31, 2000, the yield on 30-year AAA-rated municipal bonds nationally was 5.68% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket.*
-------------------------------------------------------------------------------


30-Year AAA-Rated Municipal Bond
Tax-Equivalent Yields
As of August 31, 2000

Tax-Equivalent Yield               Income Tax Bracket
--------------------               ------------------
       6.68%                             15%
       7.88%                             28%
       8.23%                             31%
       8.88%                             36%
       9.40%                           39.6%

*Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

Delaware Tax-Free
Insured Fund
Portfolio Characteristics

August 31, 2000
---------------------------------------------------------------------
Current 30-Day SEC Yield*                                       4.30%
---------------------------------------------------------------------
Average Rating                                                     AA
---------------------------------------------------------------------
Average Effective Duration**                               8.56 years
---------------------------------------------------------------------
Average Effective Maturity***                             14.93 years
---------------------------------------------------------------------
Portfolio Turnover Rate                                          117%
---------------------------------------------------------------------
*For Class A shares measured according to Securities and Exchange Commission
(SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was +3.67%.

Delaware Tax-Free Insured Fund
Early in the fiscal year, we decreased the Fund's duration to control interest rate sensitivity. As municipal bonds began to rally in the spring of 2000, we allowed that figure to rise again somewhat as we sought to take advantage of the market. As is consistent with the Fund's objective, 87.45% of the portfolio was invested in insured, AAA-rated bonds as of August 31, 2000. However, throughout the period we also held some non-insured bonds. This was done in an effort to increase your Fund's yield, as non-insured issues are typically smaller and higher-yielding. This strategy also accommodates for the fact that the universe of insured bonds, while growing significantly, is nonetheless still limited.

According to the Association of Financial Guaranty Insurers - an industry association that includes the four largest bond insurers in the U.S. - about 50% of all new municipal bond issues are insured, compared to just 20% one decade ago. These insured, AAA-rated issues comprise the top tier of creditworthiness among municipal bonds.

One of our strategies has been to buy high-quality bonds that we expect may eventually be included in the Bond Buyer's Yield-to-Maturity Index. This index is the foundation for the municipal bond futures contract, which is traded on the Chicago Board of Trade. When a bond is placed in the index, the liquidity and value of the security are generally enhanced.

Delaware Tax-Free USA Intermediate Fund
At the start of the fiscal year we sold some longer-term bonds in anticipation of a rising interest rate environment. By the mid-point of our fiscal year, we had reduced your Fund's duration in an attempt to limit the effect of interest rate increases. As a result of these cautionary moves, we realized some positive returns even before the rally in the municipal markets began in the spring.

As the fiscal year progressed and the municipal bond markets started to perform better, we began to look at select bonds with higher yields and lower credit qualities. Adding these bonds to the portfolio caused the Fund's duration figure to rise slightly from its low point around mid-fiscal-year and the average credit rating dropped from AA to A. The higher-yielding bonds generally aided performance, and by the end of the fiscal year the Fund (Class A shares at net asset value with distributions reinvested) had outperformed its benchmark, the Merrill Lynch 3-7 Year Municipal Bond Index.

The Fund invests in bonds with average weighted maturities between three and 10 years. Typically, we hold a portfolio of securities that is weighted at both ends of this spectrum, producing a "barbell" effect. This continued to be our general approach, as we looked for opportunities at both the long and short ends of the municipal yield curve.

Delaware Tax-Free
USA Intermediate Fund
Portfolio Characteristics

August 31, 2000
---------------------------------------------------------------------
Current 30-Day SEC Yield*                                       4.47%
---------------------------------------------------------------------
Average Rating                                                      A
---------------------------------------------------------------------
Average Effective Duration**                               5.77 years
---------------------------------------------------------------------
Average Effective Maturity***                              8.14 years
---------------------------------------------------------------------
Portfolio Turnover Rate                                          199%
---------------------------------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was +3.75%.
 **Average effective duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.
***Average effective maturity is the average time remaining until scheduled principal payment by issuers of portfolio securities.

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6

Delaware National High-Yield
Municipal Bond Fund
Portfolio Characteristics

August 31, 2000
---------------------------------------------------------------------
Current 30-Day SEC Yield*                                      +5.21%
---------------------------------------------------------------------
Average Rating                                                    CCC
---------------------------------------------------------------------
Average Effective Duration**                               7.29 years
---------------------------------------------------------------------
Average Effective Maturity***                             13.04 years
---------------------------------------------------------------------
Portfolio Turnover Rate                                           61%
---------------------------------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was +4.65%.
 **Average effective duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.
***Average effective maturity is the average time remaining until scheduled principal payment by issuers of portfolio securities.


Delaware National High-Yield Municipal Bond Fund
Although high yield generally did not fare as well as other sectors of the municipal bond market, your Fund returned +1.85% for the fiscal year (Class A shares at net asset value with distributions reinvested), more than the average return of funds in the Lipper High-Yield Municipal Debt Funds class.

Approaching Year 2000, the Fund's duration was short, hampering our performance. During the period we sold some of our bonds that had nominal yields below 6% and reinvested the proceeds in lower-rated, higher-yielding bonds. Often, bonds in the high-yield municipal universe are unrated by large credit rating agencies, which requires us to conduct our own extensive due diligence on many bond issues. A good example of this is an unrated Pennsylvania hospital bond we held that was refunded in July 2000. We conducted the due diligence on the hospital's financial condition and were the first investors to buy the bond. The Fund's outperformance of the relative Lipper class for the year can be partially attributed to this bond's refunding, which helped boost the price of the bond on the open market.

Top Five Allocations by State
As of August 31, 2000

                                                                        Delaware National
Delaware Tax-Free      Delaware Tax-Free       Delaware Tax-Free        High-Yield Municipal
USA Fund               Insured Fund            USA Intermediate Fund    Bond Fund
-------------------------------------------------------------------------------------------------
Pennsylvania     9.6%  Illinois         18.9%  Arizona           13.1%  Pennsylvania        13.0%
Texas            7.8%  Massachusetts    10.6%  Pennsylvania      11.6%  Alabama              8.9%
New York         7.6%  Texas            10.5%  Oregon             8.2%  Illinois             8.5%
Louisiana        7.4%  New York          8.1%  California         8.1%  Texas                6.2%
Oklahoma         6.0%  New Jersey        6.3%  New York           5.8%  Massachusetts        5.6%
-------------------------------------------------------------------------------------------------

Outlook - In the months ahead, we anticipate a positive environment for municipal bonds. We think it is possible that the strong performance seen in the first half of 2000 could continue through the fall.

As always with municipal bonds, this depends largely on interest rate trends, as well as supply and demand in the municipal bond markets. The Federal Reserve Board has promised to remain vigilant about keeping inflation under control and could continue with interest rate increases in the future. As of this writing, however, many analysts and investors seem to believe that the Fed may be finished with increases - at least for the rest of this year. Long-term interest rates, meanwhile, are generally trending downward.

We feel that a non-inflationary U.S. economy that has less-robust growth is likely to boost the demand for capital funding. This would be a positive for municipal bonds and for the Funds. In our opinion, municipal bond funds will continue to be an important investment vehicle - which can provide excellent diversification to an investor's overall portfolio, as well as providing individual investors the opportunity to preserve their own capital and generate non-taxable income.*

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
===========

Fund Objectives
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

Total Fund Assets
As of August 31, 2000
$449.05 million

Number of Holdings
98

Fund Start Date
January 11, 1984

Your Fund Managers
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as a municipal bond investment officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in Finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.

Nasdaq Symbols
Class A  DMTFX
Class B  DTFCX
Class C  DUSCX


DELAWARE TAX-FREE USA FUND PERFORMANCE
======================================

Growth of a $10,000 Investment
August 31, 1990 to August 31, 2000

            Delaware Tax-Free        U.S. Consumer     Lehman Brothers Municipal
            USA Fund Class A          Price Index              Bond Index
Aug-90          $ 9,626                 $10,000                 $10,000
Aug-91          $10,770                 $10,380                 $11,179
Aug-92          $12,053                 $10,707                 $12,400
Aug-93          $13,458                 $11,003                 $13,944
Aug-94          $13,658                 $11,332                 $13,963
Aug-95          $14,579                 $11,609                 $15,201
Aug-96          $14,858                 $11,953                 $15,997
Aug-97          $16,015                 $12,219                 $17,476
Aug-98          $17,276                 $12,416                 $18,987
Aug-99          $16,773                 $12,698                 $19,091
Aug-00          $17,629                 $13,123                 $20,376

Chart assumes $10,000 invested on August 31, 1990, a 3.75% front-end sales charge and reinvestment of all distributions. Values were plotted as of month's end. Performance of other Fund classes will vary due to differing charges and expenses. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2000                      Lifetime   10 Years    Five Years    One Year
--------------------------------------------------------------------------------------------
Class A (Est. 1/11/84)
   Excluding Sales Charge                     +8.24%      +6.25%       +3.90%      +5.11%
   Including Sales Charge                     +7.99%      +5.85%       +3.11%      +1.20%
--------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge                     +3.58%                   +3.08%      +4.27%
   Including Sales Charge                     +3.58%                   +2.76%      +0.29%
--------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                     +2.68%                               +4.27%
   Including Sales Charge                     +2.68%                               +3.28%
--------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Class B and C share results, excluding sales charge, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

FUND BASICS
===========

Fund Objectives
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

Total Fund Assets
As of August 31, 2000
$67.53 million

Number of Holdings
35

Fund Start Date
March 25, 1985

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne

Nasdaq Symbols
Class A  DMFIX
Class B  DTXBX
Class C  DTXCX

DELAWARE TAX-FREE INSURED FUND PERFORMANCE
==========================================

Growth of a $10,000 Investment
August 31, 1990 to August 31, 2000

            Delaware Tax-Free        U.S. Consumer     Lehman Brothers Insured
          Insured Fund Class A        Price Index        Municipal Bond Index
Aug-90          $ 9,623                 $10,000                 $10,000
Aug-91          $10,701                 $10,380                 $11,245
Aug-92          $11,796                 $10,707                 $12,541
Aug-93          $12,914                 $11,003                 $14,191
Aug-94          $12,983                 $11,332                 $14,122
Aug-95          $13,806                 $11,609                 $15,409
Aug-96          $14,341                 $11,953                 $16,245
Aug-97          $15,498                 $12,219                 $17,773
Aug-98          $16,652                 $12,416                 $19,409
Aug-99          $16,403                 $12,698                 $19,352
Aug-00          $17,306                 $13,123                 $20,787

Chart assumes $10,000 invested on August 31, 1990, a 3.75% front-end sales charge and reinvestment of all distributions. Values were plotted as of month's end. Performance of other Fund classes will vary due to differing charges and expenses. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2000                        Lifetime   10 Years    Five Years   One Year
--------------------------------------------------------------------------------------------
Class A (Est. 3/25/85)
   Excluding Sales Charge                       +7.15%      +6.06%       +4.65%      +5.50%
   Including Sales Charge                       +6.89%      +5.65%       +3.85%      +1.57%
--------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge                       +4.18%                   +3.82%      +4.66%
   Including Sales Charge                       +4.18%                   +3.49%      +0.66%
--------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                       +3.36%                               +4.66%
   Including Sales Charge                       +3.36%                               +3.66%
--------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Class B and C share results, excluding sales charge, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

FUND BASICS
===========

Fund Objectives
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

Total Fund Assets
As of August 31, 2000
$24.84 million

Number of Holdings
25

Fund Start Date
January 7, 1993

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne

Nasdaq Symbols
Class A  DMUSX
Class B  DUIBX
Class C  DUICX


DELAWARE TAX-FREE USA INTERMEDIATE FUND PERFORMANCE
===================================================

Growth of a $10,000 Investment
January 7, 1993 to August 31, 2000

               Delaware Tax-Free USA     U.S. Consumer    Merrill Lynch 3-7 Year
             Intermediate Fund Class A    Price Index      Municipal Bond Index
 1/7/93               $ 9,728               $10,000               $10,000
8/31/93               $10,676               $10,154               $10,571
8/31/94               $10,899               $10,449               $10,770
8/31/95               $11,599               $10,722               $11,498
8/31/96               $12,123               $11,031               $11,923
8/31/97               $12,920               $11,276               $12,675
8/31/98               $13,852               $11,459               $13,560
8/31/99               $13,893               $11,718               $13,884
8/31/00               $14,681               $12,106               $14,620

Chart assumes $10,000 invested on January 7, 1993, a 2.75% front-end sales charge and reinvestment of all distributions. Values were plotted as of month's end. Performance of other Fund classes will vary due to differing charges and expenses. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2000                               Lifetime    Five Years    One Year
----------------------------------------------------------------------------------------
Class A (Est. 1/7/93)
   Excluding Sales Charge                               +5.55%      +4.85%       +5.69%
   Including Sales Charge                               +5.16%      +4.28%       +2.78%
----------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge                               +4.37%      +3.97%       +4.80%
   Including Sales Charge                               +4.37%      +3.97%       +2.80%
----------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                               +3.79%                   +4.80%
   Including Sales Charge                               +3.79%                   +3.80%
----------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Class B and C share results, excluding sales charge, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 2.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 2% if redeemed before the end of the third year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Intermediate Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

FUND BASICS
===========

Fund Objectives
The Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium and lower-grade municipal obligations.

Total Fund Assets
As of August 31, 2000
$105.35 million

Number of Holdings
89

Fund Start Date
September 22, 1986

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne

Nasdaq Symbols
Class A  CXHYX
Class B  DVNYX
Class C  DVHCX


DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND PERFORMANCE
============================================================

Growth of a $10,000 Investment
August 31, 1990 to August 31, 2000

               Delaware National
             High-Yield Municipal      U.S. Consumer         Lehman Brothers
              Bond Fund Class A         Price Index        Municipal Bond Index
Aug-90             $ 9,623                $10,000                $10,000
Aug-91             $10,639                $10,380                $11,179
Aug-92             $11,899                $10,707                $12,400
Aug-93             $13,270                $11,003                $13,944
Aug-94             $13,503                $11,332                $13,963
Aug-95             $14,551                $11,609                $15,201
Aug-96             $15,601                $11,953                $15,997
Aug-97             $17,195                $12,219                $17,476
Aug-98             $18,767                $12,416                $18,987
Aug-99             $18,969                $12,698                $19,091
Aug-00             $19,318                $13,123                $20,376

Chart assumes $10,000 invested on August 31, 1990, a 3.75% front-end sales charge and reinvestment of all distributions. Values were plotted as of month's end. Performance of other Fund classes will vary due to differing charges and expenses. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2000                             Lifetime   10 Years    Five Years   One Year
------------------------------------------------------------------------------------------------
Class A (Est. 9/22/86)
   Excluding Sales Charge                            +7.19%      +7.24%       +5.89%      +1.85%
   Including Sales Charge                            +6.90%      +6.83%       +5.07%      -1.95%
------------------------------------------------------------------------------------------------
Class B (Est. 12/18/96)
   Excluding Sales Charge                            +4.25%                               +1.10%
   Including Sales Charge                            +3.55%                               -2.75%
------------------------------------------------------------------------------------------------
Class C (Est. 5/26/97)
   Excluding Sales Charge                            +3.87%                               +1.08%
   Including Sales Charge                            +3.87%                               +0.12%
------------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Class B and C share results, excluding sales charge, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware National High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Statements of Net Assets

DELAWARE TAX-FREE USA FUND
==========================

                                                        Principal    Market
August 31, 2000                                           Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds - 98.80%
   Airport Revenue Bonds - 6.06%
   Atlanta, Georgia Airport Revenue Refunding
     Series A 5.50% 1/1/26 (FGIC) .................   $10,500,000 $10,442,250
   Dallas-Fort Worth, Texas International
     Airport Facilities Improvement Corporation
     (American Airlines) Series C
     6.15% 5/1/29 (AMT) ...........................     1,000,000   1,011,420
   Houston, Texas Airport System Revenue
     Special Facilities (Continental Airlines)
     Series B 6.125% 7/15/27 ......................       900,000     803,142
   Kenton County, Kentucky Airport Board
     Special Facilities (Delta Airlines Project)
     Series A 7.25% 2/1/22 ........................     4,250,000   4,395,435
     Series B 7.50% 2/1/12 (AMT) ..................     2,000,000   2,077,800
   New Jersey Economic Development
     Authority Continental Special Facility
     Revenue (Continental Airlines Inc.
     Project) 6.25% 9/15/29 (AMT) .................     3,500,000   3,286,850
   Tulsa, Oklahoma Municipal Airport
     (American Airlines) 7.35% 12/1/11 ............     5,000,000   5,211,300
                                                                  -----------
                                                                   27,228,197
                                                                  -----------
   Continuing Care/Retirement Revenue Bonds - 2.44%
   Clark County, Nevada Assisted Living
     Homestead (Boulder City Project/
     Volunteers of America)
     6.50% 12/1/27 ................................     3,075,000   2,719,745
   Delaware County, Pennsylvania Authority
     Revenue (Main Line & Haverford
     Nursing and Rehabilitation Center)
     9.00% 8/1/22 .................................     1,925,000   2,066,083
   Delaware State Economic Development
     Authority First Mortgage (Peninsula
     United Methodist Homes) Series A
     6.20% 5/1/15 .................................     4,000,000   3,750,920
     8.50% 5/1/22 .................................       455,000     479,365
   Gainesville & Hall County, Georgia
     Development Authority Revenue Senior
     Living Facility (Lanier Valley) Series C
     7.25% 11/15/29 ...............................     2,000,000   1,940,780
                                                                  -----------
                                                                   10,956,893
                                                                  -----------
   General Obligation Bonds - 3.29%
   Chicago, Illinois Series A
     6.75% 1/1/35 (FGIC) ..........................     2,290,000   2,532,877
   Mississippi Development Bank Special
     Obligation (Madison County Hospital
     Project) 6.30% 7/1/22 ........................     2,070,000   2,097,303
   New York City, New York Series H
     6.125% 8/1/25 ................................     5,000,000   5,205,700

                                                        Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   General Obligation Bonds (continued)
   Puerto Rico Commonwealth Public
     Improvement 5.00% 7/1/28 .....................   $ 2,000,000 $ 1,869,000
   Texas State General Obligation
     (Veterans Land Bank) 7.40% 12/1/20 ...........     3,000,000   3,077,190
                                                                  -----------
                                                                   14,782,070
                                                                  -----------
   Higher Education Revenue Bonds - 10.46%
   California Educational Facilities Authority
     Revenue (Pepperdine University)
     5.75% 9/15/30 ................................     2,000,000   2,044,280
   Delaware State Economic Development
     Authority Revenue Student Housing
     (University Courtyard) Series A
     6.10% 8/1/31 (Asset Gty) .....................     4,000,000   4,102,200
   Jefferson County, Kentucky Student
     Housing Industrial Building Revenue
     (University of Louisville)
     6.50% 9/1/09 .................................     2,255,000   2,247,401
   Maryland State Economic Development
     Corporation Student Housing Revenue
     (Collegiate Housing Foundation-University
     Courtyard) Series A 5.75% 6/1/31 .............     3,520,000   3,317,002
   Missouri State Health and Educational
     Facilities Authority (Washington
     University) 4.75% 11/15/37 ...................    12,000,000  10,262,640
   New Hampshire Higher Education &
     Health Facilities Authority Revenue
     (New Hampton School Issue)
     5.375% 10/1/28 ...............................     3,070,000   2,589,207
   New York State Dormitory Authority
     Lease Revenue (State Judicial Institute
     at Pace University)
     5.50% 7/1/20 (AMBAC) .........................     1,000,000     999,910
  +New York State Dormitory Authority
     Revenue (Drivers-107)
     4.655% 5/1/15 (MBIA) .........................    10,500,000  10,859,730
   Payne County, Oklahoma Economic
     Development Authority Revenue
     (Collegiate Housing Foundation-Oklahoma
     State University) Series A
     6.375% 6/1/30 ................................     4,000,000   4,060,080
   Private Colleges and Universities
     Authority Georgia Revenue
     (Emory University Project) Series A
     5.50% 11/1/33 ................................     4,000,000   3,963,520
   Tompkins County, New York Industrial
     Development Agency Revenue
     Civic Facility (Cornell University)
     5.75% 7/1/30 .................................     2,500,000   2,542,075
                                                                  -----------
                                                                   46,988,045
                                                                  -----------

                                                        Principal    Market
Delaware Tax-Free USA Fund                                Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Hospital Revenue Bonds - 4.36%
   Allegheny County, Pennsylvania Hospital
     Development Authority Revenue
     (Allegheny Valley Hospital)
     7.75% 8/1/20 .................................   $ 1,000,000 $ 1,020,440
   Allegheny County, Pennsylvania Hospital
     Development Authority (West Penn
     Allegheny Health Systems) Series B
     8.45% 11/15/03 ...............................     1,210,000   1,212,081
     8.55% 11/15/04 ...............................       800,000     801,776
     9.25% 11/15/30 ...............................     2,500,000   2,355,400
   Philadelphia Hospital & Higher Education
     Facilities Authority Hospital Revenue
     (Jeanes Health System Project)
     5.875% 7/1/17 ................................     4,575,000   4,013,876
     6.85% 7/1/22 .................................     7,000,000   6,890,170
   Royston, Georgia Hospital Authority
     Revenue Certificates
     (Ty Cobb Healthcare Systems Inc.)
     6.375% 7/1/14 ................................       775,000     716,960
   Westmoreland County, Pennsylvania
     Industrial Development Authority
     Hospital Revenue (Citizen General
     Hospital) 5.25% 7/1/15 .......................     3,185,000   2,569,594
                                                                  -----------
                                                                   19,580,297
                                                                  -----------
   Housing Revenue Bonds - 4.24%
   Massachusetts State Housing Finance
     Agency Revenue Single Family
     Mortgage 6.95% 6/1/16 ........................     2,425,000   2,522,631
   Montgomery County, Pennsylvania
     Redevelopment Authority Multi-Family
     Housing Revenue (KBF Associates L.P.
     Project)
     Series A 6.50% 7/1/25 ........................     1,000,000   1,000,700
     Series B 7.25% 7/1/25 ........................     4,870,000   4,926,297
   Tennessee Housing Development Agency
     Mortgage Finance Series B
     6.60% 7/1/25 (AMT) ...........................     1,030,000   1,074,743
   Utah State Housing Finance Agency,
     Single Family Mortgage Series A
     7.20% 1/1/27 (FHA/VA) (AMT) ..................       750,000     781,088
   Virginia State Housing Development
     Authority Mortgage Series A
     7.10% 1/1/25 .................................     7,500,000   7,752,600
   Wisconsin Housing & Economic Development
     Authority Home Ownership Series B
     6.75% 9/1/25 (AMT) ...........................       930,000     965,703
                                                                  -----------
                                                                   19,023,762
                                                                  -----------
   Industrial Development Revenue Bonds - 6.22%
   Alliance, Texas Special Facility Revenue
     Bonds-Series 1996 (Federal Express Corp.
     Project) 6.375% 4/1/21 (AMT) .................    10,240,000  10,254,541

                                                        Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Industrial Development Revenue Bonds (continued)
   Indianapolis, Indiana Airport Authority
     Special Facilities (Federal Express Corp.
     Project) 7.10% 1/15/17 (AMT) .................    $7,800,000 $ 8,190,312
   Luzerne County, Pennsylvania Industrial
     Development Authority (Pennsylvania
     Gas & Water Co. Project)
     7.00% 12/1/17 (AMBAC) (AMT) ..................     4,000,000   4,406,840
   Prattville, Alabama Industrial Development
     Board (International Paper Co. Project)
     Series A 6.70% 3/1/24 (AMT) ..................     3,000,000   3,077,280
   Toledo-Lucas County, Ohio Port Authority
     Revenue (CSX Transportation Inc. Project)
     6.45% 12/15/21 ...............................     2,000,000   2,020,580
                                                                  -----------
                                                                   27,949,553
                                                                  -----------
   Lease/Certificates of Participation - 1.77%
   Denver, Colorado City & County Certificates
     of Participation Series B
     5.50% 12/1/25 (AMBAC) ........................     3,400,000   3,367,632
   Lakewood, Colorado Certificates
     of Participation
     5.375% 12/1/22 (AMBAC) .......................     1,500,000   1,472,205
   Midland County, Michigan Economic
     Development Subordinate Limited
     Obligation Series A
     6.875% 7/23/09 (AMT) .........................     3,050,000   3,111,000
                                                                  -----------
                                                                    7,950,837
                                                                  -----------
   Pollution Control Revenue Bonds - 14.51%
   Claiborne County, Mississippi Pollution
     Control Revenue (System Energy
     Resources Inc. Project) 7.30% 5/1/25 .........     3,000,000   3,060,360
   Clark County, Nevada Industrial
     Development Revenue (Nevada Power
     Co. Project) Series C 7.20% 10/1/22 ..........     8,000,000   8,283,360
   Lower Colorado River Authority Texas
     Pollution Control Revenue (SamSung
     Austin Semiconductor)
     6.95% 4/1/30 (AMT) ...........................     1,000,000   1,015,780
   Mississippi Business Finance Corporation
     Pollution Control Revenue Refunding
     (System Energy Resources Inc. Project)
     5.90% 5/1/22 .................................     3,000,000   2,815,230
   New Hampshire State Business Finance
     Authority Pollution Control Revenue
     (Public Service Company of
     New Hampshire) Series D
     6.00% 5/1/21 (AMT) ...........................     5,370,000   5,049,196
   Nez Perce County, Idaho Pollution Control
     Revenue Refunding (Potlatch Corp.
     Project) 6.00% 10/1/24 .......................     7,000,000   6,741,210

                                                        Principal    Market
Delaware Tax-Free USA Fund                                Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Pollution Control Revenue Bonds (continued)
   Parish of West Feliciana, Louisiana
     (Gulf States Utilities Co. Project)
     Series A 7.50% 5/1/15 ........................   $22,700,000 $23,747,832
   Petersburg, Indiana Pollution Control
     Revenue Bonds (Indianapolis Power &
     Light Co. Project) 6.625% 12/1/24 ............     5,000,000   5,220,650
   Sabine River Authority, Texas Pollution
     Control Revenue (Southwestern Electric
     Power) 6.10% 4/1/18 (MBIA) ...................     4,000,000   4,169,400
   Sweetwater County, Wyoming Pollution
     Control Revenue (Idaho Power Co.
     Project) Series A 6.05% 7/15/26 ..............     5,000,000   5,055,550
                                                                  -----------
                                                                   65,158,568
                                                                  -----------
   Power Authority Revenue Bonds -2.88%
   Chaska, Minnesota Electric Revenue
     Series A 6.00% 10/1/25 .......................     2,000,000   2,040,780
   Northern Municipal Power Agency,
     Minnesota System Revenue Series A
     5.00% 1/1/21 .................................     6,500,000   5,970,640
   Puerto Rico Electric Power Authority
     Series EE 4.75% 7/1/24 .......................     5,500,000   4,908,695
                                                                  -----------
                                                                   12,920,115
                                                                  -----------
 *Pre-Refunded/Escrowed to Maturity Bonds - 18.12%
   Allegheny County, Pennsylvania Hospital
     Development Authority Revenue
     7.00% 8/1/15 (Escrowed to Maturity) ..........       375,000     432,101
   Delaware State Economic Development
     Authority First Mortgage (Peninsula
     United Methodist Homes) Series A
     8.50% 5/1/22-02 ..............................     3,045,000   3,296,791
**Intermountain Power Agency, Utah
     Series 87D Power Supply Revenue
     8.569% 7/1/20-02 .............................    95,575,000  18,107,640
   Louisiana Public Facilities Hospital
     Revenue (Southern Baptist Hospital,
     Inc.) 8.00% 5/15/12 (Escrowed to
     Maturity) ....................................     8,090,000   9,487,143
   Michigan State Hospital Finance Authority
     Revenue Refunding (Genesys Health
     Systems) Series A
     7.50% 10/1/27-05 .............................     8,130,000   9,208,445
     8.125% 10/1/21-05 ............................     4,000,000   4,696,440
   Oklahoma Turnpike Authority Revenue
     1st Senior 6.00% 1/1/22
     (Escrowed to Maturity) .......................    13,535,000  14,699,010
   Tampa, Florida Revenue (Florida Aquarium
     Inc. Project) 7.75% 5/1/27-02 ................    20,000,000  21,424,000
                                                                  -----------
                                                                   81,351,570
                                                                  -----------

                                                        Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Sales Tax Revenue Bonds - 0.68%
   Southeast Wisconsin Professional
     Baseball Park District Sales Tax Revenue
     Series A 5.50% 12/15/26 (MBIA) ...............   $ 3,000,000 $ 3,033,150
                                                                  -----------
                                                                    3,033,150
                                                                  -----------
   School District General Obligation Bonds - 1.79%
   Conroe, Texas Independent School District
     5.00% 2/15/21 ................................     1,000,000     930,920
   Fort Bend, Texas Independent School District
     5.375% 2/15/24 ...............................     5,000,000   4,860,300
   Lewisville, Texas Independent School District
     6.15% 8/15/21 ................................     2,160,000   2,265,797
                                                                  -----------
                                                                    8,057,017
                                                                  -----------
   Solid Waste Disposal Revenue Bonds - 4.59%
   Ashland, Kentucky Sewer & Solid Waste
     Revenue (Ashland, Inc. Project)
     7.125% 2/1/22 (AMT) ..........................    12,000,000  12,623,520
   Oregon State Solid Waste Disposal
     (USG Corp. Project)
     6.40% 12/1/29 (AMT) ..........................     1,500,000   1,504,575
   Pennsylvania Economic Development
     Financing Authority Wastewater
     Treatment (Sun Co. Inc.-R & M Project)
     Series A 7.60% 12/1/24 (AMT) .................     6,000,000   6,477,480
                                                                  -----------
                                                                   20,605,575
                                                                  -----------
   Transportation Revenue Bonds - 7.09%
   Connector 2000 Association Inc. South
     Carolina Toll Road Revenue Senior
     (Southern Connector Project) Series A
     5.375% 1/1/38 ................................     2,500,000   1,851,250
   Foothill/Eastern Transportation Corridor
     Agency California Toll Road Revenue
     Senior Lien Series A 5.75% 1/15/40 ...........     3,000,000   2,926,740
   Massachusetts Bay Transportation Authority
     Revenue Assessment Series A
     5.25% 7/1/30 .................................     6,000,000   5,696,760
   Massachusetts State Turnpike Authority
     Metropolitan Highway System Revenue
     Subordinated Series A
     5.00% 1/1/39 (AMBAC) .........................     6,750,000   6,045,435
   Ohio State Turnpike Commission Turnpike
     Revenue Series A
     5.50% 2/15/24 (FGIC) .........................     5,000,000   5,126,350
   Oklahoma Turnpike Authority Revenue
     1st Senior 6.00% 1/1/22 ......................     3,000,000   3,002,610
   Puerto Rico Commonwealth Highway &
     Transportation Authority (Highway
     Improvements) Series Y
     5.00% 7/1/36 .................................     2,000,000   1,858,780

                                                        Principal    Market
Delaware Tax-Free USA Fund                                Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Transportation Revenue Bonds (continued)
   Route 3 North Transportation Improvement
     Association Massachusetts Lease
     Revenue 5.375% 6/15/33 (MBIA) ................    $5,500,000 $ 5,314,650
                                                                  -----------
                                                                   31,822,575
                                                                  -----------
   Water & Sewer Revenue Bonds - 3.77%
   Atlanta, Georgia Water & Wastewater
     Revenue Series A
     5.00% 11/1/38 (FGIC) .........................     7,500,000   6,750,300
   Houston, Texas  Water & Sewer System
     Revenue Series D
     6.125% 12/1/25 (MBIA) ........................     2,775,000   2,845,790
   Jefferson County, Alabama Sewer
     Revenue Capital Improvement
     Warrants Series A
     5.375% 2/1/36 (FGIC) .........................     2,000,000   1,913,140
   New York City Municipal Water Finance
     Authority Water & Sewer System
     Revenue Series A
     5.375% 6/15/26 (FSA) .........................     2,450,000   2,368,562
   West Virginia State Water Development
     Authority Revenue Loan Program
     Series A 6.375% 7/1/39
     (AMBAC) (AMT) ................................     2,890,000   3,038,141
                                                                  -----------
                                                                   16,915,933
                                                                  -----------
   Other Revenue Bonds - 6.53%
   Alexandria, Virginia Industrial Development
     Authority Revenue (Institute for Defense
     Analyses) Series A
     5.90% 10/1/30 (AMBAC) ........................     5,000,000   5,161,100
   Austin, Texas Revenue Refunded
     Subordinate Lien
     5.25% 5/15/25 (MBIA) .........................     5,000,000   4,858,150
   Delaware Valley, Pennsylvania Regional
     Finance Authority Local Government
     Revenue Series A
     5.50% 8/1/28 (AMBAC) .........................     5,000,000   5,006,800
   Los Angeles, California Community
     Redevelopment Agency Parking
     System Revenue (Cinerama Dome
     Public Parking) 5.80% 7/1/32 .................     2,000,000   1,974,060
   New York City Transitional Finance
     Authority Revenue Future Tax Secured
     Series C
     5.50% 5/1/25 .................................     5,000,000   4,946,350
     5.50% 11/1/29 ................................     7,500,000   7,381,650
                                                                  -----------
                                                                   29,328,110
                                                                  -----------
Total Municipal Bonds
   (cost $425,368,569) ............................               443,652,267
                                                                  -----------

--------------------------------------------------------------------------------
   Total Market Value of Securities - 98.80%
     (cost $425,368,569) ..........................              $443,652,267
   Receivables and Other Assets
     Net of Liabilities - 1.20% ...................                 5,393,706
                                                                 ------------
   Net Assets Applicable to 41,448,939
     Shares Outstanding - 100.00% .................              $449,045,973
                                                                 ============
   Net Asset Value - Delaware Tax-Free
     USA Fund A Class
     ($421,135,927 / 38,872,720 Shares) ...........                    $10.83
                                                                       ------
   Net Asset Value - Delaware Tax-Free
     USA Fund B Class
     ($26,058,830 / 2,405,344 Shares) .............                    $10.83
                                                                       ------
   Net Asset Value - Delaware Tax-Free
     USA Fund C Class
     ($1,851,216 / 170,875 Shares) ................                    $10.83
                                                                       ------
---------------------------------
  *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

 **Zero Coupon Bond - The interest rate shown is the effective yield as of August 31, 2000. Principal amount to be refunded on July 1, 2002 is approximately 20.62% of par.

  +Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of August 31, 2000.

   Summary of Abbreviations:

   AMBAC - Insured by AMBAC Indemnity Corporation
   AMT - Subject to Alternative Minimum Tax
   Asset Gty - Insured by the Asset Guaranty Insurance Company
   FGIC - Insured by the Financial Guaranty Insurance Company
   FHA/VA - Insured by the Federal Housing Authority/Veterans Administration FSA - Insured by Financial Security Assurance
   MBIA -Insured by the Municipal Bond Insurance Association

   Components of Net Assets at August 31, 2000:
   Shares of beneficial interest (unlimited
     authorization - no par) ......................              $461,318,284
   Accumulated net realized loss
     on investments ...............................               (30,556,009)
   Net unrealized appreciation of investments .....                18,283,698
                                                                 ------------
   Total net assets ...............................              $449,045,973
                                                                 ============
   Net Asset Value and Offering Price per Share -
     Delaware Tax-Free USA Fund
   Net asset value A Class (A) ....................                    $10.83
   Sales charge (3.75% of offering price or
     3.88% of amount invested per share) (B) ......                      0.42
                                                                       ------
   Offering price .................................                    $11.25
                                                                       ======
---------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE INSURED FUND
==============================

                                                        Principal    Market
August 31, 2000                                           Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds - 98.13%
   Convention Center/Stadium Revenue Bonds - 1.56%
   Tampa, Florida Sports Authority Revenue
     (Tampa Bay Arena Project) Sales Tax
     5.75% 10/1/20 (MBIA) .........................    $1,000,000  $1,051,340
                                                                  -----------
                                                                    1,051,340
                                                                  -----------
   General Obligation Bonds - 8.13%
   Jackson, Ohio Local School District (Stark &
     Summit Counties) School Facilities
     Construction & Improvement
     5.625% 12/1/25 (FSA) .........................    1,000,000    1,014,280
   Melrose Park, Illinois Tax Increment Amount
     Series B 6.00% 12/15/19 (FSA) ................    1,250,000    1,304,425
   Salem-Keizer, Oregon School District No. 24J
     5.00% 6/1/16 .................................    2,000,000    1,936,340
   Vancouver, Washington Limited Tax
     5.50% 12/1/25 (AMBAC) ........................    1,250,000    1,231,438
                                                                  -----------
                                                                    5,486,483
                                                                  -----------
   Higher Education Revenue Bonds - 9.10%
   District of Columbia - Revenue (Gonzaga
     College High School)
     5.375% 7/1/29 (FSA) ..........................    2,590,000    2,535,921
   Maryland State Economic Development Corp.
     (Collegiate Housing Foundation-Towson)
     Series A 5.75% 6/1/29 ........................    1,000,000      922,310
   Massachusetts State Health & Education
     Facilities Authority Revenue
     (Boston College) Series J
     6.625% 7/1/21 (FGIC) .........................       80,000       82,455
   Massachusetts State Industrial Finance
     Agency Revenue Higher Education
     (Clark University Project) 6.10% 7/1/16 ......    1,250,000    1,302,675
   Miami-Dade County, Florida Educational
     Facilities Authority (University of Miami)
     Series A 5.50% 4/1/19 (AMBAC) ................      300,000      302,286
   New York State Dormitory Authority Lease
     Revenue Insured (State Judicial Institute
     at Pace) 5.50% 7/1/20 (AMBAC) ................    1,000,000      999,910
                                                                  -----------
                                                                    6,145,557
                                                                  -----------
   Housing Revenue Bonds - 11.56%
   California Housing Finance Agency Revenue
     Series B 6.85% 8/1/23 (MBIA) .................    3,860,000    3,995,409
   Illinois Development Finance Authority
     Revenue Refunding Mortgage Federal
     Housing Authority (Section 8) Series A
     5.80% 7/1/28 (MBIA) ..........................    2,790,000    2,778,282
   New Mexico Mortgage Finance Authority
     (Single Family Mortgage Program) Series C
     6.20% 7/1/26 (GNMA/FNMA) .....................    1,000,000    1,028,400
                                                                  -----------
                                                                    7,802,091
                                                                  -----------

                                                        Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Industrial Development Revenue Bonds - 4.74%
   Alexandria, Virginia Industrial
     Development Authority Revenue
     (Institute for Defense Analyses) Series A
     5.90% 10/1/30 (AMBAC) ........................   $1,000,000  $ 1,032,220
   Amherst, New York Industrial Agency Civic
     Facilities Revenue (UBF Faculty Student
     Housing) Series A
     5.75% 8/1/30 (AMBAC) .........................    1,050,000    1,068,050
   Luzerne County, Pennsylvania Industrial
     Development Authority (Pennsylvania Gas &
     Water Co. Project)
     7.00% 12/1/17 (AMBAC) (AMT) ..................    1,000,000    1,101,710
                                                                  -----------
                                                                    3,201,980
                                                                  -----------
   Lease/Certificates of Participation - 1.45%
   Lakewood, Colorado Certificates of
     Participation 5.375% 12/1/22 (AMBAC) .........    1,000,000      981,470
                                                                  -----------
                                                                      981,470
                                                                  -----------
   Pollution Control Revenue Bonds - 17.40%
   Maricopa County, Arizona Pollution
     Control Corporation Pollution Control
     Revenue Refunding (El Paso Electric)
     Series A Mandatory Put 8/1/05
     6.375% 8/1/15 ................................    1,000,000    1,002,210
   Mason County, West Virginia Pollution
     Control Revenue (Appalachian Power Co.
     Project) Series K
     6.05% 12/1/24 (AMBAC) ........................    3,000,000    3,128,970
   Mississippi Business Finance Corporation
     Pollution Control Revenue (System Energy
     Resources Inc. Project) 5.875% 4/1/22 ........    1,000,000      935,670
   New York State Energy Research &
     Development Authority Pollution Control
     Revenue Refunding (Central Hudson Gas)
     Series A 5.45% 8/1/27 (AMBAC) ................    2,500,000    2,444,650
   Salem County, New Jersey Pollution Control
     Financing Authority Revenue Refunding
     (Public Service Electric & Gas Co.) Series D
     6.55% 10/1/29 (MBIA) .........................    4,000,000    4,236,280
                                                                  -----------
                                                                   11,747,780
                                                                  -----------
  *Pre-Refunded Bonds - 17.63%
   Massachusetts State Health & Education
     Facilities Authority Revenue (Boston
     College) Series J
     6.625% 7/1/21-01 (FGIC) ......................    1,420,000    1,474,556
   Michigan State Hospital Finance Authority
     Revenue Refunding (Genesys Health
     Systems) Series A 7.50% 10/1/27-05 ...........    1,500,000    1,698,975

                                                        Principal    Market
Delaware Tax-Free Insured Fund                            Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded Bonds (continued)
   Regional Transportation Authority Illinois
     Revenue Series D
     6.75% 6/1/25-04 (FGIC) .......................   $ 7,970,000 $ 8,732,012
                                                                  -----------
                                                                   11,905,543
                                                                  -----------
   Sales Tax Revenue Bonds - 1.69%
   Brevard County, Florida Constitutional Fuel Tax
     Revenue 6.00% 8/1/14 (FSA) ...................     1,050,000   1,141,896
                                                                  -----------
                                                                    1,141,896
                                                                  -----------
   Transportation Revenue Bonds - 13.34%
   Alliance Airport Authority Texas Special
     Facilities Revenue (Federal Express Corp.
     Project) 6.375% 4/1/21 (AMT) .................     1,000,000   1,001,420
   Atlanta, Georgia Airport Revenue Refunding-
     General-Series A 5.50% 1/1/26 (FGIC) .........     2,500,000   2,486,250
   Dallas-Fort Worth, Texas International Airport
     Facilities Improvement Corporation Revenue
     Refunding (American Airlines) Series C
     6.15% 5/1/29 (AMT) ...........................     1,200,000   1,213,704
   Massachusetts Bay Transportation Authority
     Revenue Assessment Series A
     5.25% 7/1/30 .................................     1,000,000     949,460
   Massachusetts State Turnpike Authority
     Metropolitan Highway Systems Revenue
     Series A 5.00% 1/1/39 (AMBAC) ................     3,750,000   3,358,575
                                                                  -----------
                                                                    9,009,409
                                                                  -----------
   Water & Sewer Revenue Bonds - 4.26%
   Jefferson County, Alabama Sewer Revenue
     Capital Improvement Warrants Series A
     5.375% 2/1/36 (FGIC) .........................     2,000,000   1,913,140
   New York City Municipal Water Finance
     Authority Water & Sewer Systems Revenue
     Series A 5.375% 6/15/36 (FSA) ................     1,000,000     966,760
                                                                  -----------
                                                                    2,879,900
                                                                  -----------
   Other Revenue Bonds - 7.27%
   Austin, Texas Revenue Refunding-Subordinate
     Lien 5.25% 5/15/20 (MBIA) ....................     5,000,000   4,909,350
                                                                  -----------
                                                                    4,909,350
                                                                  -----------
   Total Municipal Bonds
     (cost $63,251,181) ...........................                66,262,799
                                                                  -----------
   Total Market Value of Securities - 98.13%
     (cost $63,251,181) ...........................               $66,262,799
   Receivables and Other Assets
     Net of Liabilities - 1.87% ...................                 1,262,287
                                                                  -----------
   Net Assets Applicable to 6,496,600 Shares
     Outstanding - 100.00% ........................               $67,525,086
                                                                  ===========

--------------------------------------------------------------------------------
   Net Asset Value - Delaware Tax-Free Insured Fund
     A Class ($61,722,129 / 5,938,296 Shares) ..................       $10.39
                                                                       ------
   Net Asset Value - Delaware Tax-Free Insured Fund
     B Class ($4,989,968 / 480,086 Shares) .....................       $10.39
                                                                       ------
   Net Asset Value - Delaware Tax-Free Insured Fund
     C Class ($812,989 / 78,218 Shares) ........................       $10.39
                                                                       ------
---------------------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

   Summary of Abbreviations:
   AMBAC - Insured by AMBAC Indemnity Corporation
   AMT - Subject to Alternative Minimum Tax
   FGIC - Insured by the Financial Guaranty Insurance Company FNMA - Insured by the Federal National Mortgage Association FSA - Insured by Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

   Components of Net Assets at August 31, 2000:
   Shares of beneficial interest (unlimited
     authorization - no par) ...................................  $68,066,576
   Accumulated net realized loss on investments ................   (3,553,108)
   Net unrealized appreciation of investments ..................    3,011,618
                                                                  -----------
   Total net assets ............................................  $67,525,086
                                                                  ===========
   Net Asset Value and Offering Price per Share -
     Delaware Tax-Free Insured Fund
   Net asset value A Class (A) .................................       $10.39
   Sales charge (3.75% of offering price or 3.85% of amount
     invested per share) (B) ...................................         0.40
                                                                       ------
   Offering price ..............................................       $10.79
                                                                       ======
---------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE USA INTERMEDIATE FUND
=======================================


                                                        Principal    Market
August 31, 2000                                           Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds - 97.26%
   Higher Education Bonds - 8.29%
   California Educational Facilities Authority
     Revenue (Pepperdine University)
     5.75% 9/15/30 ................................    $1,000,000  $1,022,140
   Forest Grove, Oregon (Pacific University)
     Revenue Campus Improvement &
     Refunding 6.30% 5/1/25 (Asset Gty) ...........     1,000,000   1,036,470
                                                                  -----------
                                                                    2,058,610
                                                                  -----------
   Highway Revenue Bonds - 15.60%
   Arizona State Transportation Board Highway
     Revenue 6.25% 7/1/16 .........................     1,850,000   1,996,705
   Dunes, Florida Community Development
     District-Intracoastal Waterway Bridge
     (ITT Industries Corporation)
     5.50% 10/1/07 ................................       825,000     841,022
   Puerto Rico Commonwealth Highway &
     Transportation Authority Revenue Series B
     6.00% 7/1/26 .................................     1,000,000   1,037,100
                                                                  -----------
                                                                    3,874,827
                                                                  -----------
   Housing Revenue Bonds - 10.71%
   Maryland State Community Development
     Administration Department of Housing &
     Community Development (Single Family
     Program) 6th Series 5.90% 4/1/01 .............     1,000,000   1,008,690
   Montgomery County, Pennsylvania
     Redevelopment Authority Multi-Family
     Housing Revenue (KBF Associates)
     6.00% 7/1/04 .................................     1,645,000   1,652,616
                                                                  -----------
                                                                    2,661,306
                                                                  -----------
   Industrial Development Revenue Bonds - 9.86%
   New York City, New York Industrial
     Development Agency Civic Facility Revenue
     (YMCA Greater NY Project)
     5.40% 8/1/04 .................................     1,440,000   1,446,451
   Toledo Lucas County, Ohio Port Authority
     Development Revenue (Northwest Ohia
     Bond Fund-Alex Products Inc.)
     6.125% 11/15/09 (LOC Fifth Third Bank)
     (AMT) ........................................     1,000,000   1,001,630
                                                                  -----------
                                                                    2,448,081
                                                                  -----------
   Pollution Control Revenue Bonds - 9.08%
   Maricopa County, Arizona Pollution Control
     Corporation Pollution Control Revenue
     Refunding (El Paso Electric Company)
     Series A Remarketed 6.375% 8/1/15-05 .........     1,250,000   1,252,763
   Oregon State Solid Waste Disposal Facilities
     Economic Development Revenue
     (USG Corporation Project) Series 192
     6.40% 12/1/29 (AMT) ..........................     1,000,000   1,003,050
                                                                  -----------
                                                                    2,255,813
                                                                  -----------

                                                        Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to Maturity Bonds - 7.00%
   Easton, Pennsylvania Joint Sewer Authority
     5.60% 4/1/03 (Asset Gty)
     (Escrowed to Maturity) .......................    $  200,000  $  205,324
   Metropolitan Pier & Exposition Authority
     Illinois Hospitality Facilities (McCormick Place
     Convention) 5.75% 7/1/06
     (Escrowed to Maturity) .......................       500,000     519,530
   Philadelphia, Pennsylvania School District
     Series A 6.25% 5/15/01 (AMBAC)
     (Escrowed to Maturity) .......................     1,000,000   1,013,280
                                                                  -----------
                                                                    1,738,134
                                                                  -----------
   State Agency Bonds - 2.03%
   Indiana Bond Bank (State Revolving Fund
     Program) Series A 6.00% 2/1/01 ...............       500,000     503,360
                                                                  -----------
                                                                      503,360
                                                                  -----------
   Transportation Revenue Bonds - 12.93%
   Atlanta, Georgia Airport Revenue Refunding
     Series A 5.50% 1/1/26 (FGIC) .................     1,000,000     994,500
   Harris County, Texas Industrial Development
     Corporation Airport Facilities, Refunding
     (Continental Airlines Project)
     5.00% 7/1/07 (AMT) ...........................     1,165,000   1,131,506
   Rhode Island Port Authority and Economic
     Development Corporation Airport
     Revenue Series A
     5.80% 7/1/02 (FSA) (AMT) .....................       565,000     578,249
     5.90% 7/1/03 (FSA) (AMT) .....................       490,000     507,150
                                                                  -----------
                                                                    3,211,405
                                                                  -----------
   Water & Sewer Revenue Bonds - 10.62%
   Kansas State Development Finance Authority
     Revenue Public Water Supply Revolving Loan
     Series 2 5.50% 4/1/21 (AMBAC) ................     1,375,000   1,371,576
   Marysville, Washington Water & Sewer
     Revenue 5.50% 12/1/02 (MBIA) .................       200,000     205,094
   Virginia State Resource Authority Clean Water
     Revenue 6.00% 10/1/16 ........................     1,000,000   1,061,250
                                                                  -----------
                                                                    2,637,920
                                                                  -----------
   Other Revenue Bonds - 11.14%
   Hartford, Connecticut Parking System Revenue
     Series A 6.50% 7/1/25 ........................       750,000     758,588
   Los Angeles, California Community Redevelopment
     Agency Parking System Revenue
     (Cinerama Dome Public Parking Project)
     5.75% 7/1/26 (ACA) ...........................     1,000,000     987,980
   West Virginia School Building Authority
     Revenue Capital Improvement
     5.625% 7/1/02 (MBIA) .........................     1,000,000   1,022,180
                                                                  -----------
                                                                    2,768,748
                                                                  -----------
   Total Municipal Bonds
     (cost $23,642,961) ...........................                24,158,204
                                                                  -----------

Delaware Tax-Free USA Intermediate Fund
--------------------------------------------------------------------------------
   Total Market Value of Securities - 97.26%
     (cost $23,642,961) ....................................      $24,158,204
   Receivables and Other Assets
     Net of Liabilities - 2.74% ............................          679,965
                                                                  -----------
   Net Assets Applicable to 2,396,983 Shares
     Outstanding - 100.00% .................................      $24,838,169
                                                                  ===========

   Net Asset Value - Delaware Tax-Free USA Intermediate
     Fund A Class ($20,645,688 / 1,992,391 Shares) .........           $10.36
                                                                       ------
   Net Asset Value - Delaware Tax-Free USA Intermediate
     Fund B Class ($1,751,437 / 169,021 Shares) ............           $10.36
                                                                       ------
   Net Asset Value - Delaware Tax-Free USA Intermediate
     Fund C Class ($2,441,044 / 235,571 Shares) ............           $10.36
                                                                       ------
---------------------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

   Summary of Abbreviations:

   ACA - Insured by American Capital Access
   AMBAC - Insured by AMBAC Indemnity Corporation
   AMT - Subject to Alternative Minimum Tax Asset
   Gty - Insured by the Asset Guaranty Insurance Company
   FGIC - Insured by the Financial Guaranty Insurance Company FNMA - Insured by the Federal National Mortgage Association FSA - Insured by Financial Security Assurance
   MBIA - Insured by the Municipal Bond Insurance Association

   Components of Net Assets at August 31, 2000:
   Shares of beneficial interest (unlimited authorization -
     no par) ...............................................      $25,534,550
   Accumulated net realized loss on investments ............       (1,211,624)
   Net unrealized appreciation of investments ..............          515,243
                                                                  -----------
   Total net assets ........................................      $24,838,169
                                                                  ===========
   Net Asset Value and Offering Price per Share -
     Delaware Tax-Free USA Intermediate Fund
   Net asset value A Class (A) .............................           $10.36
   Sales charge (2.75% of offering price or 2.80% of amount
     invested per share) (B) ...............................             0.29
                                                                       ------
   Offering price ..........................................           $10.65
                                                                       ======
---------------------------------
(A) Net Asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
================================================

                                                        Principal    Market
August 31, 2000                                           Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds - 99.09%
   Airport Revenue Bonds - 3.16%
   Dallas-Fort Worth, Texas International Airport
     Facility Improvement Corporation (American
     Airlines) Series C 6.15% 5/1/29 (AMT) ........    $2,000,000  $2,022,840
   Toledo Lucas County, Ohio Port Authority
     Airport Revenue (Improvement Series 1)
     5.50% 5/15/20 ................................     1,500,000   1,309,005
                                                                   ----------
                                                                    3,331,845
                                                                   ----------
   Continuing Care/Retirement Revenue Bonds - 9.00%
   Gainesville & Hall County, Georgia
     Development Authority Revenue Senior
     Living Facility (ACTS Retirement-Life
     Communities Inc. - Lanier Village)
     Series C 7.25% 11/15/29 ......................     1,500,000   1,455,585
   Indianapolis, Indiana Economic Development
     Authority Revenue (National Benevolent
     Association) 7.25% 10/1/10 ...................       700,000     727,335
   Marion County, Missouri Nursing Home
     District Revenue 7.00% 8/1/13 ................     1,050,000   1,035,898
   Philadelphia, Pennsylvania Hospitals &
     Higher Education Facilities Authority
     Revenue (The Philadelphia Protestant
     Home Project) Series A 6.50% 7/1/27 ..........     1,100,000     951,016
   Saint Tammany, Louisiana Public Trust
     Financing Authority Revenue (Christwood
     Project) 5.70% 11/15/28 ......................     1,500,000   1,173,450
   South Dakota Health & Education Facilities
     Authority Revenue (Westhills Village
     Retirement) 7.25% 9/1/13 .....................     1,125,000   1,124,978
   Vermont Education & Health Building
     Financing Agency Revenue Health Care
     Facility (Copley Manor PJ)
     6.15% 4/1/19 .................................     1,730,000   1,510,324
   Virginia Beach, Virginia Development
     Authority Residential Care Facilities
     Mortgage Revenue (Westminster-
     Canterbury) Series A 7.25% 11/1/32 ...........     1,500,000   1,502,070
                                                                   ----------
                                                                    9,480,656
                                                                   ----------
   General Obligation Bonds - 4.41%
   Illinois State Development Finance Authority
     East St. Louis Debt Restructure Revenue
     7.375% 11/15/11 ..............................     1,100,000   1,194,974
   Niles, Illinois Park District Unlimited
     Tax Series A  6.65% 12/1/14 ..................       860,000     908,117
   Orange Beach, Alabama Refunding & Capital
     Improvement Warrants Unlimited Tax
     6.25% 10/1/13 ................................     1,500,000   1,549,275
   Romeoville, Illinois Unlimited Tax Series A
     7.80% 1/1/11 .................................       945,000     996,455
                                                                   ----------
                                                                    4,648,821
                                                                   ----------

                                                        Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Higher Education Revenue Bonds - 18.63%
   Jefferson County, Kentucky Student
     Housing Industrial Building Revenue
     (Collegiate Housing Foundation -
     University of Louisville) Series A
     7.00% 9/1/19 .................................    $2,500,000 $ 2,471,550
   Maine Finance Authority Education Revenue
    (Waynflete School)  6.40% 8/1/19 ..............     1,000,000   1,027,570
   Maryland Economic Development Corporation
     Student Housing Revenue (Collegiate
     Housing Foundation - University Courtyard)
     Series A 5.75% 6/1/24 ........................     1,250,000   1,184,888
   Maryland State Economic Development
     Corporation Student Housing Revenue
     (Collegiate Housing Foundation - Towson)
     Series A 5.75% 6/1/29 ........................     2,500,000   2,305,775
   Massachusetts State Health & Education
     Facilities Authority (Nichols College)
     Series C
     6.00% 10/1/17 ................................     1,000,000     940,000
     6.125% 10/1/29 ...............................     4,400,000   4,064,500
   Minnesota State Higher Education Facilities
     Authority (College of Art & Design)
     Series 5-D 6.75% 5/1/26 ......................     1,000,000   1,018,320
   New Hampshire Higher Education & Health
     Facilities Authority (Brewster Academy)
     6.125% 3/1/19 ................................     2,000,000   1,855,000
     6.75% 6/1/25 .................................     1,000,000   1,032,650
   New Jersey State Educational Facilities
     Authority Revenue (Bloomfield College)
     Series A 6.85% 7/1/30 ........................     1,320,000   1,385,749
   Savannah, Georgia Economic Development
     Authority Revenue (College of Art & Design)
     6.50% 10/1/13 ................................     1,000,000   1,013,750
   Scranton-Lackawanna, Pennsylvania Health &
     Welfare Authority First Mortgage Revenue
     (Lackawanna Junior College)
     5.75% 11/1/20 ................................     1,510,000   1,320,827
                                                                   ----------
                                                                   19,620,579
                                                                   ----------
   Hospital Revenue Bonds - 12.01%
   Allegheny County, Pennsylvania Hospital
     Development Authority Revenue
     (Allegheny Valley Hospital)
     7.75% 8/1/20 .................................     1,000,000   1,020,440
   Allegheny County, Pennsylvania Hospital
     Development Authority (West Penn
     Allegheny Health System) Series B
     8.45% 11/15/03 ...............................     1,000,000   1,001,720
     8.55% 11/15/04 ...............................       650,000     651,443
   Cuyahoga County, Ohio Health Care Facilities
     Revenue (Benjamin Rose Institute Project)
     5.50% 12/1/28 ................................     1,250,000     953,487

Delaware National                                       Principal    Market
High-Yield Municipal Bond Fund                            Amount      Value
-----------------------------------------------------------------------------
   Municipal Bonds (continued)
   Hospital Revenue Bonds (continued)
   Grand Forks, North Dakota Health
     Care System Revenue (Altru Health Systems
     Obligated Group) 7.125% 8/15/24 ..............    $1,750,000 $ 1,783,828
   Illinois Health Facilities Authority Revenue
     (Midwest Physician Group Limited)
     5.50% 11/15/19 ...............................     1,685,000   1,309,296
   Mississippi Development Bank Special
     Obligation (Madison County Hospital)
     6.40% 7/1/29 .................................     1,585,000   1,609,536
   Puerto Rico Industrial Tourist Educational
     Medical & Environmental Control Facilities
     (Mennonite General Hospital Project)
     Series A 5.625% 7/1/27 .......................       250,000     205,490
   Richland County, Ohio Hospital Facilities
     Revenue (Medcentral Health System)
     Series B 6.375% 11/15/30 .....................     1,500,000   1,488,885
   South Dakota Health & Education Facilities
     Authority Revenue (Huron Regional
     Medical Center) 7.00% 4/1/10 .................     1,000,000   1,019,250
   Westmoreland County, Pennsylvania Industrial
     Development Authority Hospital
     Revenue (Citizens General Hospital)
     5.25% 7/1/15 .................................     2,000,000   1,613,560
                                                                   ----------
                                                                   12,656,935
                                                                   ----------
   Industrial Development Revenue Bonds - 6.22%
   Alliance, Texas Special Facilities Revenue
     Series 1996 (Federal Express Corp. Project)
     6.375% 4/1/21 (AMT) ..........................     1,000,000   1,001,420
   Moundville, Alabama Industrial Development
     Board Revenue (Lawter International, Inc.)
     Project Series LI 6.75% 12/1/11 ..............     1,500,000   1,566,705
   New York City Industrial Development
     Agency Revenue (Field Hotel
     Association LP, JFK) 6.00% 11/1/28 ...........     1,500,000   1,314,780
   Selma, Alabama Industrial Development
     Board of Environmental Improvement
     Revenue (International Paper Co. Project)
     Series B 6.70% 3/1/24 (AMT) ..................     2,600,000   2,666,976
                                                                   ----------
                                                                    6,549,881
                                                                   ----------
   Lease/Certificates of Participation - 3.62%
   Dauphin County, Pennsylvania General
     Authority (Riverfront Office & Parking)
     Series A 5.75% 1/1/10 ........................     1,875,000   1,828,688
   Midland County, Michigan Economic
     Development Subordinate Limited Obligation
     Series A 6.875% 7/23/09 (AMT) ................     1,950,000   1,989,000
                                                                   ----------
                                                                    3,817,688
                                                                   ----------

                                                        Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Pollution Control Revenue Bonds - 8.34%
 **California Pollution Control Financing
     Authority Pollution Control Revenue
     (Laidlaw Inc.) Series A
     6.70% 7/1/07 (AMT) ...........................    $1,000,000  $  100,000
   Lower Colorado River Authority Texas
     Pollution Control Revenue (SamSung Austin
     Semiconductor) 6.95% 4/1/30 (AMT) ............     1,000,000   1,015,780
   Maricopa County, Arizona Pollution Control
     Revenue (El Paso Electric) Series A
     6.375% 8/1/15 ................................     1,750,000   1,753,867
   Mississippi Business Finance Corporation
     Pollution Control Revenue (Systems
     Energy Resources)  5.875% 4/1/22 .............     1,000,000     935,670
   New Hampshire State Business Finance
     Authority Pollution Control Revenue (Public
     Service Company of New Hampshire)
     Series D 6.00% 5/1/21 (AMT) ..................     2,630,000   2,472,884
   Sabine River Authority Texas Pollution
     Control Revenue (TXU Electric) Series A
     6.45% 6/1/21 .................................     2,500,000   2,513,150
                                                                   ----------
                                                                    8,791,351
                                                                   ----------
  *Pre-Refunded/Escrowed to Maturity Bonds - 13.50%
   Alexandria, Minnesota Health Care Facilities
     Revenue Board of Social Ministry
     8.75% 8/1/21-01 ..............................       500,000     528,530
   Bedford Park, Illinois Tax Increment Revenue
     8.00% 12/1/10-04 .............................     1,200,000   1,355,784
   Chelsea, Oklahoma Gas Authority Revenue
     Gas Systems 7.25% 7/1/13-04 ..................       600,000     666,486
     7.30% 7/1/19-04 ..............................       700,000     778,785
   Easton, Pennsylvania Area Joint Sewer
     Authority 6.20% 4/1/09-03 ....................     1,000,000   1,041,020
   Elizabeth Borough, Pennsylvania Municipal
     Authority Guaranteed Sewer
     7.15% 1/1/21-02 ..............................       500,000     526,440
   Etowah County, Alabama Refunding Warrants
     8.50% 11/1/10-00 .............................       800,000     819,680
   Illinois Health Facilities Authority Revenue
     (Midwest Physician Group Project)
     8.10% 11/15/14-04 ............................       935,000   1,062,983
   Illinois State Development Finance Authority
     (Harrisburg Medical Center Project)
     7.00% 3/1/06 (Escrowed to Maturity) ..........       400,000     438,100
     7.20% 3/1/07-06 ..............................       400,000     440,652
     7.20% 3/1/08-06 ..............................       400,000     440,652
   New Kensington, Pennsylvania Municipal
     Sanitation Authority Revenue
     7.50% 10/1/11-01 .............................     1,000,000   1,032,310

Delaware National                                       Principal    Market
High-Yield Municipal Bond Fund                            Amount      Value
-----------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to Maturity Bonds (continued)
   Oklahoma City, Oklahoma Public
     Property Authority (City Golf System)
     8.30% 10/1/16-01 .............................    $1,000,000 $ 1,059,130
   Pennsylvania Higher Education Facilities
     Authority (Drexel University)
     6.75% 5/1/12-03 ..............................     1,300,000   1,397,409
   Pocatello, Idaho Development Authority
     Allocation Tax Increment Revenue
     Series B 7.25% 12/1/08-00 ....................       235,000     236,469
   Spring Park, Minnesota Twin Birch
     Health Care Center (Presbyterian Homes
     of Minnesota) 8.25% 8/1/11-01 ................       500,000     526,345
   Volusia County, Florida Industrial
     Development Authority Mortgage Revenue
     (Bishops Glen Project Retirement Health
     Facilities) 7.50% 11/1/16-06 .................       975,000   1,080,671
   West Chicago, Illinois Tax Increment
     7.375% 12/1/12-02 ............................       720,000     783,698
                                                                   ----------
                                                                   14,215,144
                                                                   ----------
   Recreational Area Bonds - 0.85%
   North Charleston, South Carolina Municipal
     Golf Course Mortgage Revenue
     5.50% 5/1/24 .................................     1,000,000     899,250
                                                                   ----------
                                                                      899,250
                                                                   ----------
   Waste Disposal Revenue Bonds - 1.58%
   Ashland, Kentucky Sewer & Solid Waste
     Revenue (Ashland, Inc. Project)
     7.125% 2/1/22 (AMT) ..........................     1,200,000   1,262,352
   Ohio State Water Development Authority
     Solid Waste Disposal (Bay Shore Power
     Project) Series A
     5.875% 9/1/20 (AMT) ..........................       500,000     401,250
                                                                   ----------
                                                                    1,663,602
                                                                   ----------
   Water & Sewer Revenue Bonds - 3.87%
   Franklin County, Missouri Public Water
     Supply District #3 (Waterworks & Sewer
     System) Series B  7.375% 12/1/18 .............     1,255,000   1,308,538
   Upper Bear Creek, Alabama Water, Sewer,
     & Fire Protection District Water Revenue
     6.25% 8/1/15 .................................     1,250,000   1,261,963
   Vance, Alabama Governmental Utility
     Services Corporation Sewer Services
     Revenue  7.50% 10/1/18 .......................     1,520,000   1,503,599
                                                                   ----------
                                                                    4,074,100
                                                                   ----------

                                                        Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Other Revenue Bonds - 13.90%
   Anne Arundel County, Maryland Special
     Obligation (Arundel Mills Project)
     7.10% 7/1/29 .................................    $1,500,000 $ 1,505,625
   Arbor Greene, Florida Community
     Development District Special Assessment
     Revenue 7.00% 5/1/03 .........................        40,000      40,360
   Colorado Postsecondary Education Facilities
     Authority (Ocean Journey Project)
     8.00% 12/1/06 ................................     1,000,000   1,102,090
   Lowry, Colorado Economic Redevelopment
     Authority Revenue Series A
     (Private Placement)  7.00% 12/1/10 ...........     1,000,000   1,075,930
   Massachusetts State Development Finance
     Agency Revenue (Boston Biomedical
     Research)  5.75% 2/1/29 ......................     1,000,000     890,410
   Orlando, Florida Special Assessment
     (Conroy Road Interchange) Series B
     5.25% 5/1/05 .................................     1,140,000   1,109,687
   Prescott Valley, Arizona Improvement District
     Special Assessment  7.90% 1/1/12 .............       500,000     543,240
   Sacramento, California City Financing
     Authority Revenue (Convention Center Hotel)
     Series A  6.25% 1/1/30 .......................     3,000,000   2,932,680
   Saint Joseph County, Indiana Industrial
     Economic Development (Madison Center
     Project) 5.50% 2/15/21 .......................     1,150,000     989,471
   Santa Fe, New Mexico Municipal Recreation
     Complex Net Revenue
     5.625% 12/1/23 ...............................     1,140,000   1,026,148
   Schuylkill County, Pennsylvania Industrial
     Development Authority Resource Recovery
     (Schuylkill Energy Resource Inc.)
     6.50% 1/1/10 (AMT) ...........................     1,315,000   1,319,524
   Virginia Beach, Virginia Development Authority
     Revenue Reference (Ramada on the Beach)
     6.625% 12/1/09 ...............................     1,000,000   1,005,530
   Washington State Housing Finance Commission
     (State School Directors' Association)
     (Private Placement)
     8.25% 7/1/02 .................................        75,000      76,898
     8.25% 7/1/12 .................................       625,000     673,950
   Westminster, Colorado Shaw Heights Special
     Improvement District Series A
     7.50% 12/1/07 ................................       350,000     351,487
                                                                  -----------
                                                                   14,643,030
                                                                  -----------
   Total Municipal Bonds
     (cost $105,887,349) ..........................               104,392,882
                                                                  -----------

Delaware National                                     Number of      Market
High-Yield Municipal Bond Fund                          Shares        Value
-----------------------------------------------------------------------------
   Short-Term Investments - 0.82%
   Wells Fargo National Tax-Free Money
     Market Fund ....................................  862,459   $    862,459
                                                                 ------------
   Total Short-Term Investments
     (cost $862,459) ................................                 862,459
                                                                 ------------
   Total Market Value of Securities - 99.91%
     (cost $106,749,808) ............................            $105,255,341
   Receivables and Other Assets Net of
     Liabilities - 0.09% ............................                  95,490
                                                                 ------------
   Net Assets Applicable to 10,576,110 Shares
     Outstanding - 100.00% ..........................            $105,350,831
                                                                 ============
   Net Asset Value - Delaware National High-Yield
     Municipal Bond Fund A Class
     ($78,207,116 / 7,856,506 Shares) ...............                   $9.95
                                                                        -----
   Net Asset Value - Delaware National High-Yield
     Municipal Bond Fund B Class
     ($18,374,176 / 1,841,361 Shares) ...............                   $9.98
                                                                        -----
   Net Asset Value - Delaware National High-Yield
     Municipal Bond Fund C Class
     ($8,769,539 / 878,243 Shares) ..................                   $9.99
                                                                        -----
---------------------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Non-income producing security. Security is in default as of 8/31/00.

   Summary of Abbreviations:
   AMT - Subject to Alternative Minimum Tax


-----------------------------------------------------------------------------
   Components of Net Assets at August 31, 2000:
   Shares of beneficial interest (unlimited
     authorization-no par) ..........................            $110,525,791
   Undistributed net investment income ..............                  31,407
   Accumulated net realized loss on
     investments ....................................              (3,711,900)
   Net unrealized depreciation
     of investments .................................              (1,494,467)
                                                                 ------------
   Total net assets .................................            $105,350,831
                                                                 ============
   Net Asset Value and Offering Price per Share -
     Delaware National High-Yield Municipal Bond Fund
   Net asset value A Class (A) ......................                   $9.95
   Sales charge (3.75% of offering price or 3.92%
     of amount invested per share) (B) ..............                    0.39
                                                                       ------
   Offering price ...................................                  $10.34
                                                                       ======
---------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                       Delaware      Delaware       Delaware              Delaware
                                                       Tax-Free      Tax-Free      Tax-Free USA      National High-Yield
Year Ended August 31, 2000                             USA Fund    Insured Fund  Intermediate Fund   Municipal Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ..........................................   $30,961,291  $4,187,366       $1,503,246           $7,359,478
                                                      -------------------------------------------------------------
Expenses:
Management fees ...................................     2,613,178     347,340          137,907              603,325
Distribution expense ..............................     1,208,701     186,601           82,901              496,089
Dividend disbursing and transfer agent fees and
  expenses ........................................       415,000      52,025           30,180              122,310
Accounting and administration .....................       197,682      28,193           11,163               59,431
Reports and statements to shareholders ............       142,500      15,000            4,633               73,200
Registration fees .................................        66,500      31,200           25,700              119,235
Professional fees .................................        62,000       3,850            2,800               40,439
Taxes (other than taxes on income) ................        40,665       3,421              435               13,743
Custodian fees ....................................        34,112      29,896              982               16,380
Trustees' fees ....................................        16,568       3,196            1,960                4,050
Other .............................................        79,428       9,326            6,682                2,760
                                                      -------------------------------------------------------------
                                                        4,876,334     710,048          305,343            1,550,962
Less expenses absorbed or waived ..................            --          --          (41,472)            (228,894)
Less expenses paid indirectly .....................       (23,256)     (3,495)          (1,466)              (2,522)
                                                      -------------------------------------------------------------
Total operating expenses (before interest expense)      4,853,078     706,553          262,405            1,319,546
Interest expense ..................................            --          --               --                  640
                                                      -------------------------------------------------------------
Total expenses ....................................     4,853,078     706,553          262,405            1,320,186
                                                      -------------------------------------------------------------
Net Investment Income .............................    26,108,213   3,480,813        1,240,841            6,039,292
                                                      -------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ..................    (4,055,178)   (824,214)        (586,295)          (3,598,733)
Net change in unrealized appreciation/depreciation
  of investments ..................................       407,956     826,088          708,648           (1,048,109)
                                                      -------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
  Investments .....................................    (3,647,222)      1,874          122,353           (4,646,842)
                                                      -------------------------------------------------------------
Net Increase in Net Assets Resulting from
  Operations ......................................   $22,460,991  $3,482,687       $1,363,194           $1,392,450
                                                      =============================================================

                             See accompanying notes

Statements of Changes in Net Assets

                                                            Delaware Tax-Free                            Delaware Tax-Free
                                                                USA Fund                                    Insured Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                 Year Ended                             Year Ended
                                                        8/31/00              8/31/99            8/31/00             8/31/99

Increase (Decrease) in Net Assets from Operations:
Net investment income .............................  $ 26,108,213         $ 29,868,197        $ 3,480,813         $ 3,682,046
Net realized loss on investments ..................    (4,055,178)         (24,575,865)          (824,214)         (2,602,291)
Net change in unrealized appreciation/depreciation
  of investments ..................................       407,956          (21,125,314)           826,088          (2,249,127)
                                                     ------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations .................................    22,460,991          (15,832,982)         3,482,687          (1,169,372)
                                                     ------------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income:
  A Class .........................................   (24,596,193)         (28,129,928)        (3,231,870)         (3,443,584)
  B Class .........................................    (1,392,008)          (1,601,887)          (200,728)           (189,965)
  C Class .........................................      (120,012)            (136,382)           (48,215)            (48,497)
Net realized gain on investments:
  A Class .........................................            --           (1,166,868)                --            (816,386)
  B Class .........................................            --              (77,263)                --             (50,900)
  C Class .........................................            --               (5,129)                --              (7,792)
                                                     ------------------------------------------------------------------------
                                                      (26,108,213)         (31,117,457)        (3,480,813)         (4,557,124)
                                                     ------------------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .........................................    85,044,977          220,161,358          5,158,146           5,625,443
  B Class .........................................     3,695,183            8,302,891          1,248,758           1,616,545
  C Class .........................................       561,753            1,827,537            322,101           1,494,459

Net asset value of shares issued upon reinvestment
  of distributions from net investment income and
  net realized gain on investments:
  A Class .........................................    12,975,219           15,818,679          1,689,638           2,385,022
  B Class .........................................       746,888              950,535            119,807             142,623
  C Class .........................................        80,576               96,912             42,325              51,066
                                                     ------------------------------------------------------------------------
                                                      103,104,596          247,157,912          8,580,775          11,315,158
                                                     ------------------------------------------------------------------------
Cost of shares repurchased:
  A Class .........................................  (158,872,737)        (293,951,791)       (13,565,952)         (8,586,906)
  B Class .........................................   (12,301,063)          (8,893,214)        (1,403,868)           (643,535)
  C Class .........................................    (2,140,462)            (569,079)        (1,033,611)           (247,116)
                                                     ------------------------------------------------------------------------
                                                     (173,314,262)        (303,414,084)       (16,003,431)         (9,477,557)
                                                     ------------------------------------------------------------------------
Increase (decrease) in net assets derived from
  capital share transactions ......................   (70,209,666)         (56,256,172)        (7,422,656)          1,837,601
                                                     ------------------------------------------------------------------------
Net Decrease in Net Assets ........................   (73,856,888)        (103,206,611)        (7,420,782)         (3,888,895)

Net Assets:
Beginning of period ...............................   522,902,861          626,109,472         74,945,868          78,834,763
                                                     ------------------------------------------------------------------------
End of period .....................................  $449,045,973         $522,902,861        $67,525,086         $74,945,868
                                                     ========================================================================

                             See accompanying notes

                                                              Delaware Tax-Free                     Delaware National
                                                              USA Intermediate                     High-Yield Municipal
                                                                    Fund                                Bond Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                 Year Ended                             Year Ended
                                                        8/31/00              8/31/99            8/31/00             8/31/99

Increase (Decrease) in Net Assets from Operations:
Net investment income .............................   $ 1,240,841          $ 1,242,387        $ 6,039,292         $ 5,160,118
Net realized gain (loss) on investments ...........      (586,295)              95,919         (3,598,733)            (17,370)
Net change in unrealized appreciation/depreciation
  of investments ..................................       708,648           (1,314,384)        (1,048,109)         (4,678,686)
                                                     ------------------------------------------------------------------------
Net increase in net assets resulting
  from operations .................................     1,363,194               23,922          1,392,450             464,062
                                                     ------------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income:
  A Class .........................................    (1,055,335)          (1,062,227)        (4,552,375)         (4,111,560)
  B Class .........................................       (79,632)             (77,729)          (976,897)           (694,101)
  C Class .........................................      (105,874)            (102,431)          (473,809)           (353,757)
Net realized gain on investments:
  A Class .........................................            --                   --                 --            (172,510)
  B Class .........................................            --                   --                 --             (28,565)
  C Class .........................................            --                   --                 --             (16,175)
                                                     ------------------------------------------------------------------------
                                                       (1,240,841)          (1,242,387)        (6,003,081)         (5,376,668)
                                                     ------------------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .........................................     6,584,664            8,813,200         13,309,389          27,884,866
  B Class .........................................     1,247,962              885,556          6,210,818          12,690,424
  C Class .........................................       315,788            2,099,945          4,417,736           7,358,160

Net asset value of shares issued upon reinvestment
  of distributions from net investment income and
  net realized gain on investments:
  A Class .........................................       657,833              679,292          2,624,017           2,406,407
  B Class .........................................        50,702               55,947            540,053             429,601
  C Class .........................................        73,335               72,684            306,694             255,629
                                                     ------------------------------------------------------------------------
                                                        8,930,284           12,606,624         27,408,707          51,025,087
                                                     ------------------------------------------------------------------------
Cost of shares repurchased:
  A Class .........................................   (11,882,899)          (5,872,741)       (20,382,609)        (10,228,202)
  B Class .........................................    (1,754,606)            (586,492)        (8,954,377)         (1,470,819)
  C Class .........................................    (1,267,905)            (729,497)        (5,813,679)         (1,625,869)
                                                     ------------------------------------------------------------------------
                                                      (14,905,410)          (7,188,730)       (35,150,665)        (13,324,890)
                                                     ------------------------------------------------------------------------
Increase (decrease) in net assets derived from
  capital share transactions ......................    (5,975,126)           5,417,894         (7,741,958)         37,700,197
                                                     ------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets .............    (5,852,773)           4,199,429        (12,352,589)         32,787,591

Net Assets:
Beginning of period ...............................    30,690,942           26,491,513        117,703,420          84,915,829
                                                     ------------------------------------------------------------------------
End of period .....................................   $24,838,169          $30,690,942       $105,350,831        $117,703,420
                                                     ========================================================================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free USA Fund A Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/00     8/31/99      8/31/98     8/31/97      8/31/96

Net asset value, beginning of period ......................   $10.890     $11.830      $11.710     $11.550      $12.070

Income (loss) from investment operations:
  Net investment income ...................................     0.587       0.593        0.597       0.666        0.696
  Net realized and unrealized gain (loss) on investments ..    (0.060)     (0.916)       0.310       0.210       (0.460)
                                                              ---------------------------------------------------------
  Total from investment operations ........................     0.527      (0.323)       0.907       0.876        0.236
                                                              ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.587)     (0.593)      (0.597)     (0.666)      (0.696)
  Distributions from net realized gain on investments .....        --      (0.024)      (0.190)     (0.050)      (0.060)
                                                              ---------------------------------------------------------
  Total dividends and distributions .......................    (0.587)     (0.617)      (0.787)     (0.716)      (0.756)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $10.830     $10.890      $11.830     $11.710      $11.550
                                                              =========================================================

Total return(1) ...........................................     5.11%      (2.90%)       8.00%       7.79%        1.91%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $421,136    $485,240     $586,848    $615,852     $700,853
  Ratio of expenses to average net assets .................     0.97%       1.00%        0.97%       0.94%        0.94%
  Ratio of net investment income to average net assets ....     5.54%       5.13%        5.08%       5.73%        5.82%
  Portfolio turnover ......................................       76%         59%          81%         44%          42%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free USA Fund B Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/00     8/31/99      8/31/98     8/31/97      8/31/96

Net asset value, beginning of period ......................   $10.890     $11.830      $11.710     $11.550      $12.070

Income (loss) from investment operations:
  Net investment income ...................................     0.502       0.500        0.503       0.573        0.600
  Net realized and unrealized gain (loss) on investments ..    (0.060)     (0.916)       0.310       0.210       (0.460)
                                                              ---------------------------------------------------------
  Total from investment operations ........................     0.442      (0.416)       0.813       0.783        0.140
                                                              ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.502)     (0.500)      (0.503)     (0.573)      (0.600)
  Distributions from net realized gain on investments .....        --      (0.024)      (0.190)     (0.050)      (0.060)
                                                              ---------------------------------------------------------
  Total dividends and distributions .......................    (0.502)     (0.524)      (0.693)     (0.623)      (0.660)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $10.830     $10.890      $11.830     $11.710      $11.550
                                                              =========================================================

Total return(1) ...........................................     4.27%      (3.67%)       7.15%       6.94%        1.11%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $26,059     $34,249      $36,919     $35,055      $29,773
  Ratio of expenses to average net assets .................     1.77%       1.80%        1.77%       1.74%        1.74%
  Ratio of net investment income to average net assets ....     4.74%       4.33%        4.28%       4.93%        5.03%
  Portfolio turnover ......................................       76%         59%          81%         44%          42%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free USA Fund C Class
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             Period From
                                                                                     Year Ended              11/29/95(2)
                                                              8/31/00     8/31/99      8/31/98     8/31/97    to 8/31/96

Net asset value, beginning of period ......................   $10.890     $11.830      $11.710     $11.550      $12.230

Income (loss) from investment operations:
  Net investment income ...................................     0.502       0.500        0.504       0.573        0.450
  Net realized and unrealized gain (loss) on investments ..    (0.060)     (0.916)       0.310       0.210       (0.620)
                                                              ---------------------------------------------------------
  Total from investment operations ........................     0.442      (0.416)       0.814       0.783       (0.170)
                                                              ---------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ....................    (0.502)     (0.500)      (0.504)     (0.573)      (0.450)
  Distributions from net realized gain on investments .....        --      (0.024)      (0.190)     (0.050)      (0.060)
                                                              ---------------------------------------------------------
  Total dividends and distributions .......................    (0.502)     (0.524)      (0.694)     (0.623)      (0.510)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $10.830     $10.890      $11.830     $11.710      $11.550
                                                              =========================================================

Total return(1) ...........................................     4.27%      (3.67%)       7.15%       6.94%       (1.44%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $1,851      $3,415       $2,343      $1,505         $805
  Ratio of expenses to average net assets .................     1.77%       1.80%        1.77%       1.74%        1.74%
  Ratio of net investment income to average net assets ....     4.74%       4.33%        4.28%       4.93%        5.03%
  Portfolio turnover ......................................       76%         59%          81%         44%          42%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free Insured Fund A Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/00     8/31/99      8/31/98     8/31/97      8/31/96

Net asset value, beginning of period ......................   $10.360     $11.150      $11.050     $10.860      $11.050

Income (loss) from investment operations:
  Net investment income ...................................     0.513       0.510        0.517       0.573        0.588
  Net realized and unrealized gain (loss) on investments ..     0.030      (0.667)       0.295       0.281       (0.160)
                                                              ---------------------------------------------------------
  Total from investment operations ........................     0.543      (0.157)       0.812       0.854        0.428
                                                              ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.513)     (0.510)      (0.517)     (0.573)      (0.588)
  Distributions from net realized gain on investments .....        --      (0.123)      (0.195)     (0.091)      (0.030)
                                                              ---------------------------------------------------------
  Total dividends and distributions .......................    (0.513)     (0.633)      (0.712)     (0.664)      (0.618)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $10.390     $10.360      $11.150     $11.050      $10.860
                                                              =========================================================

Total return(1) ...........................................     5.50%      (1.48%)       7.57%       8.07%        3.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $61,722     $68,422      $74,246     $78,377      $81,149
  Ratio of expenses to average net assets .................     0.95%       0.97%        1.10%       1.05%        0.98%
  Ratio of net investment income to average net assets ....     5.07%       4.74%        4.65%       5.23%        5.29%
  Portfolio turnover ......................................      117%         48%          63%         42%          45%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Tax-Free Insured Fund B Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/00     8/31/99      8/31/98     8/31/97      8/31/96
Net asset value, beginning of period .......................  $10.360     $11.150      $11.050     $10.860      $11.050

Income (loss) from investment operations:
  Net investment income ....................................    0.432       0.430        0.427       0.485        0.499
  Net realized and unrealized gain (loss) on investments ...    0.030      (0.667)       0.295       0.281       (0.160)
                                                              ---------------------------------------------------------
  Total from investment operations .........................    0.462      (0.237)       0.722       0.766        0.339
                                                              ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................   (0.432)     (0.430)      (0.427)     (0.485)      (0.499)
  Distributions from net realized gain on investments ......       --      (0.123)      (0.195)     (0.091)      (0.030)
                                                              ---------------------------------------------------------
  Total dividends and distributions ........................   (0.432)     (0.553)      (0.622)     (0.576)      (0.529)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................  $10.390     $10.360      $11.150     $11.050      $10.860
                                                              =========================================================

Total return(1) ............................................    4.66%      (2.27%)       6.72%       7.21%        3.05%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $ 4,990     $ 5,022      $ 4,268     $ 3,619      $ 3,375
  Ratio of expenses to average net assets ..................    1.75%       1.77%        1.90%       1.85%        1.78%
  Ratio of net investment income to average net assets .....    4.27%       3.94%        3.85%       4.43%        4.48%
  Portfolio turnover .......................................     117%         48%          63%         42%          45%

---------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free Insured Fund C Class
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              Period From
                                                                               Year Ended                    11/29/95(2) to
                                                              8/31/00     8/31/99      8/31/98     8/31/97      8/31/96
Net asset value, beginning of period .......................  $10.360     $11.150      $11.050     $10.860      $11.260

Income (loss) from investment operations:
  Net investment income ....................................    0.432       0.430        0.425       0.485        0.375
  Net realized and unrealized gain (loss) on investments ...    0.030      (0.667)       0.295       0.281       (0.370)
                                                              ---------------------------------------------------------
  Total from investment operations .........................    0.462      (0.237)       0.720       0.766        0.005
                                                              ---------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .....................   (0.432)     (0.430)      (0.425)     (0.485)      (0.375)
  Distributions from net realized gain on investments ......       --      (0.123)      (0.195)     (0.091)      (0.030)
                                                              ---------------------------------------------------------
  Total dividends and distributions ........................   (0.432)     (0.553)      (0.620)     (0.576)      (0.405)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................  $10.390     $10.360      $11.150     $11.050      $10.860
                                                              =========================================================

Total return(1) ............................................    4.66%      (2.27%)       6.72%       7.21%        0.01%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $   813     $ 1,502      $   321     $    89      $   120
  Ratio of expenses to average net assets ..................    1.75%       1.77%        1.90%       1.85%        1.78%
  Ratio of net investment income to average net assets .....    4.27%       3.94%        3.85%       4.43%        4.48%
  Portfolio turnover .......................................     117%         48%          63%         42%          45%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                            Delaware Tax-Free USA Intermediate Fund A Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/00     8/31/99      8/31/98     8/31/97      8/31/96
Net asset value, beginning of period .......................  $10.270     $10.710      $10.460     $10.320      $10.410

Income (loss) from investment operations:
  Net investment income ....................................    0.474       0.478        0.501       0.524        0.550
  Net realized and unrealized gain (loss) on investments ...    0.090      (0.440)       0.250       0.140       (0.090)
                                                              ---------------------------------------------------------
  Total from investment operations .........................    0.564       0.038        0.751       0.664        0.460
                                                              ---------------------------------------------------------

Less dividends:
  Dividends from net investment income .....................   (0.474)     (0.478)      (0.501)     (0.524)      (0.550)
                                                              ---------------------------------------------------------
  Total dividends ..........................................   (0.474)     (0.478)      (0.501)     (0.524)      (0.550)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................  $10.360     $10.270      $10.710     $10.460      $10.320
                                                              =========================================================

Total return(1) ............................................    5.69%       0.29%        7.34%       6.57%        4.52%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $20,646     $25,186      $22,562     $21,635      $22,617
  Ratio of expenses to average net assets ..................    0.80%       0.79%        0.67%       0.43%        0.25%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ........    0.95%       0.96%        1.33%       1.02%        0.95%
  Ratio of net investment income to average net assets .....    4.65%       4.47%        4.73%       5.03%        5.29%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses
    paid indirectly ........................................    4.50%       4.25%        4.07%       4.44%        4.59%
  Portfolio turnover .......................................     199%        109%         104%         34%          15%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                           Delaware Tax-Free USA Intermediate Fund B Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/00     8/31/99      8/31/98     8/31/97      8/31/96
Net asset value, beginning of period .......................  $10.270     $10.710      $10.460     $10.320      $10.410

Income (loss) from investment operations:
  Net investment income ....................................    0.388       0.387        0.411       0.436        0.460
  Net realized and unrealized gain (loss) on investments ...    0.090      (0.440)       0.250       0.140       (0.090)
                                                              ---------------------------------------------------------
  Total from investment operations .........................    0.478      (0.053)       0.661       0.576        0.370
                                                              ---------------------------------------------------------
Less dividends:
  Dividends from net investment income .....................   (0.388)     (0.387)      (0.411)     (0.436)      (0.460)
                                                              ---------------------------------------------------------
  Total dividends ..........................................   (0.388)     (0.387)      (0.411)     (0.436)      (0.460)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................  $10.360     $10.270      $10.710     $10.460      $10.320
                                                              =========================================================

Total return(1) ............................................    4.80%      (0.56%)       6.43%       5.67%        3.63%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $ 1,751     $ 2,195      $ 1,933     $ 1,832      $ 1,490
  Ratio of expenses to average net assets ..................    1.65%       1.64%        1.52%       1.28%        1.10%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ........    1.80%       1.81%        2.18%       1.87%        1.80%
  Ratio of net investment income to average net assets .....    3.80%       3.62%        3.88%       4.18%        4.44%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses
    paid indirectly ........................................    3.65%       3.40%        3.22%       3.59%        3.74%
  Portfolio turnover .......................................     199%        109%         104%         34%          15%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                              Delaware Tax-Free USA Intermediate Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Period From
                                                                                         Year Ended                   11/29/95(2) to
                                                                        8/31/00     8/31/99      8/31/98     8/31/97      8/31/96
Net asset value, beginning of period ...............................    $10.270     $10.710      $10.460     $10.320      $10.480

Income (loss) from investment operations:
  Net investment income ............................................      0.388       0.387        0.411       0.436        0.350
  Net realized and unrealized gain (loss) on investments ...........      0.090      (0.440)       0.250       0.140       (0.160)
                                                                        ---------------------------------------------------------
Total from investment operations ...................................      0.478      (0.053)       0.661       0.576        0.190
                                                                        ---------------------------------------------------------

Less dividends:
  Dividends from net investment income .............................     (0.388)     (0.387)      (0.411)     (0.436)      (0.350)
                                                                        ---------------------------------------------------------
  Total dividends ..................................................     (0.388)     (0.387)      (0.411)     (0.436)      (0.350)
                                                                        ---------------------------------------------------------

Net asset value, end of period .....................................    $10.360     $10.270      $10.710     $10.460      $10.320
                                                                        =========================================================

  Total return(1) ..................................................      4.80%      (0.56%)       6.43%       5.67%        1.84%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..........................     $2,441      $3,310       $1,996      $1,426         $193
  Ratio of expenses to average net assets ..........................      1.65%       1.64%        1.52%       1.28%        1.10%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ................      1.80%       1.81%        2.18%       1.87%        1.80%
  Ratio of net investment income to average net assets .............      3.80%       3.62%        3.88%       4.18%        4.44%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid indirectly .......      3.65%       3.40%        3.22%       3.59%        3.74%
  Portfolio turnover ...............................................       199%        109%         104%         34%          15%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware National High-Yield Municipal Bond Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Eight
                                                                                        Months      Year      Period From     Year
                                                                   Year Ended           Ended       Ended      8/1/96 to     Ended
                                                               8/31/00    8/31/99      8/31/98   12/31/97(3)  12/31/96(4)   7/31/96
Net asset value, beginning of period .......................  $10.340     $10.800      $10.720     $10.400      $10.190     $10.170

Income (loss) from investment operations:
  Net investment income ....................................    0.564       0.557        0.398       0.648        0.260       0.630
  Net realized and unrealized gain (loss) on investments ...   (0.393)     (0.435)       0.115       0.390        0.210       0.140
                                                              ---------------------------------------------------------------------
Total from investment operations ...........................    0.171       0.122        0.513       1.038        0.470       0.770
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................   (0.561)     (0.557)      (0.398)     (0.647)      (0.260)     (0.630)
  Distributions from net realized gain on investments ......       --      (0.025)      (0.035)     (0.071)          --      (0.120)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ........................   (0.561)     (0.582)      (0.433)     (0.718)      (0.260)     (0.750)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................  $ 9.950     $10.340      $10.800     $10.720      $10.400     $10.190
                                                              =====================================================================

Total return(1) ............................................    1.85%       1.08%        4.87%      10.32%        4.52%       7.78%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $78,207     $86,013      $69,606     $55,458      $59,105     $63,460
  Ratio of expenses to average net assets ..................    1.00%       1.00%        0.92%(2)    0.84%        0.87%(2)    0.85%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ........    1.21%       1.22%        1.12%(2)    1.12%        1.07%(2)    0.96%
  Ratio of net investment income to average net assets .....    5.71%       5.18%        5.52%(2)    6.15%        6.06%(2)    6.10%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly .............................................    5.50%       4.96%        5.32%(2)    5.87%        5.86%(2)    5.99%
  Portfolio turnover .......................................      61%         33%          43%(2)      45%           7%          0%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Annualized.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) On November 6, 1996, the Fund's shareholders approved a change of investment adviser from IFG Asset Management Services, Inc. to Voyageur Fund Managers, Inc.


                             See accompanying notes

Selected data for each share of the Fund outstanding                                                    Delaware National High-Yield
throughout each period were as follows:                                                                 Municipal Bond Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Eight
                                                                                             Months      Year         Period From
                                                                        Year Ended           Ended       Ended       12/18/96(4) to
                                                                   8/31/00     8/31/99      8/31/98    12/31/97(3)      12/31/96
Net asset value, beginning of period ...........................     $10.360     $10.820      $10.730     $10.400         $10.370

Income (loss) from investment operations:
  Net investment income ........................................       0.491       0.476        0.348       0.534           0.010
  Net realized and unrealized gain (loss) on investments .......      (0.384)     (0.435)       0.122       0.433           0.030
                                                                     ------------------------------------------------------------
  Total from investment operations .............................       0.107       0.041        0.470       0.967           0.040
                                                                     ------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .........................      (0.487)     (0.476)      (0.345)     (0.566)         (0.010)
  Distributions from net realized gain on investments ..........          --      (0.025)      (0.035)     (0.071)             --
                                                                     ------------------------------------------------------------
  Total dividends and distributions ............................      (0.487)     (0.501)      (0.380)     (0.637)         (0.010)
                                                                     ------------------------------------------------------------

Net asset value, end of period .................................     $ 9.980     $10.360      $10.820     $10.730         $10.400
                                                                     ============================================================

Total return(1) ................................................       1.10%       0.42%        4.44%       9.57%           0.43%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ......................     $18,374     $21,423      $10,620      $3,573             $88
  Ratio of expenses to average net assets ......................       1.75%       1.75%        1.67%(2)    1.56%           1.45%(2)
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ....................       1.96%       1.97%        1.87%(2)    1.84%           1.66%(2)
  Ratio of net investment income to average net assets .........       4.96%       4.43%        4.77%(2)    5.43%           4.65%(2)
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .........       4.75%       4.21%        4.57%(2)    5.15%           4.44%(2)
  Portfolio turnover ...........................................         61%         33%          43%(2)      45%              7%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Annualized
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations.


                             See accompanying notes

Selected data for each share of the Fund outstanding                                        Delaware National High-Yield
throughout each period were as follows:                                                     Municipal Bond Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Eight
                                                                                                               Months   Period From
                                                                                         Year Ended            Ended   5/26/97(3) to
                                                                                     8/31/00     8/31/99      8/31/98     12/31/97
Net asset value, beginning of period ...........................................     $10.370     $10.830      $10.740     $10.440

Income (loss) from investment operations:
  Net investment income ........................................................       0.492       0.476        0.348       0.315
  Net realized and unrealized gain (loss) on investments .......................      (0.386)     (0.435)       0.122       0.391
                                                                                     --------------------------------------------
  Total from investment operations .............................................       0.106       0.041        0.470       0.706
                                                                                     --------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .........................................      (0.486)     (0.476)      (0.345)     (0.335)
  Distributions from net realized gain on investments ..........................          --      (0.025)      (0.035)     (0.071)
                                                                                     --------------------------------------------
  Total dividends and distributions ............................................      (0.486)     (0.501)      (0.380)     (0.406)
                                                                                     --------------------------------------------

Net asset value, end of period .................................................     $ 9.990     $10.370      $10.830     $10.740
                                                                                     ============================================

Total return(1) ................................................................       1.08%       0.32%        4.44%       6.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ......................................      $8,770     $10,267       $4,690      $1,220
  Ratio of expenses to average net assets ......................................       1.75%       1.75%        1.67%(2)    1.62%(2)
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ....................................       1.96%       1.97%        1.87%(2)    1.90%(2)
  Ratio of net investment income to average net assets .........................       4.96%       4.43%        4.77%(2)    5.37%(2)
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .........................       4.75%       4.21%        4.57%(2)    5.09%(2)
  Portfolio turnover ...........................................................         61%         33%          43%(2)      45%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Annualized.
(3) Commencement of operations.


                             See accompanying notes

Notes to Financial Statements

August 31, 2000
--------------------------------------------------------------------------------
Delaware Group Tax-Free Fund (the "Company") is organized as a Delaware business trust and offers three series, the Delaware Tax-Free USA Fund, the Delaware Tax-Free Insured Fund, and the Delaware Tax-Free USA Intermediate Fund. Each series is registered as a non-diversified open-end investment company under the Investment Company Act of 1940, as amended. Delaware National High-Yield Municipal Bond Fund, is a series of Voyageur Mutual Funds, which is organized as a Delaware business trust. Delaware National High-Yield Municipal Bond Fund is registered as a non-diversified open-end investment company under the Investment Company Act of 1940, as amended. These financial statements and related notes pertain to the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, as the "Funds"). The Funds each offer three classes of shares. The A Class carries a front-end sales charge of 3.75% for the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund, and 2.75% for the Delaware Tax-Free USA Intermediate Fund. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge.

The investment objective of the Delaware Tax-Free USA Fund, the Delaware Tax-Free Insured Fund and the Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations as consistent with prudent investment management and preservation of capital.

The investment objective of the Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investing in a portfolio of medium and lower grade municipal obligations.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from its custodian which are used to offset custody fees when positive balances are maintained. The expenses paid under the above arrangements are included in their respective captions in the Statement of Operations with the corresponding offset shown as "expenses paid indirectly". The amount of these expenses for the year ended August 31, 2000 were as follows:

                                                       Commission     Earnings
                                                     Reimbursements   Credits
                                                     --------------   --------
Delaware Tax-Free USA Fund ........................     $10,944       $12,312
Delaware Tax-Free Insured Fund ....................       1,599         1,896
Delaware Tax-Free USA
  Intermediate Fund ...............................         634           832
Delaware National High-Yield
  Municipal Bond Fund .............................       2,522            --

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company ("DMC") the investment manager of the Funds, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on the average daily net assets in excess of $2.5 billion for the Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on the average daily net assets in excess of $2.5 billion for the Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Intermediate Fund.

DMC has elected voluntarily to waive its fee and reimburse the Delaware Tax-Free USA Intermediate Fund to the extent that the annual operating expenses, exclusive of 12b-1 plan expenses, taxes, brokerage commissions and extraordinary expenses, exceed 0.65% of average daily net assets through October 31, 2001. DMC has elected to voluntarily waive its fee and reimburse the Delaware National High-Yield Municipal Bond Fund to the extent that annual operating expenses exclusive of 12b-1 plan expenses, taxes, brokerage commissions and extraordinary expenses, exceed 0.75% of average daily net assets through October 31, 2001.

The Funds have engaged Delaware Service Company, Inc. ("DSC") an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. ("DDLP") the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for the Delaware Tax-Free USA Fund and the Delaware Tax-Free Insured Fund, 0.15% of the average daily net assets of the A Class for the Delaware Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the A Class for the Delaware National High-Yield Municipal Bond Fund and 1.00% of the average daily net assets of the B and C Classes for all Funds.

--------------------------------------------------------------------------------
At August 31, 2000, the Funds had payables to affiliates as follows:

                                                     Delaware        Delaware
                                                     Tax-Free        Tax-Free
                                                     USA Fund      Insured Fund
                                                     --------      ------------
Investment management fees
  payable to DMC ..................................   $30,198        $17, 514
Dividend disbursing, transfer
  agent fees, accounting
  fee and other expenses
  payable to DSC ..................................    20,953          4,592
Other expenses payable
  to DDLP and affiliates ..........................    58,717         14,000

                                                                      Delaware
                                                      Delaware        National
                                                     Tax-Free USA    High-Yield
                                                     Intermediate     Municipal
                                                        Fund          Bond Fund
                                                     ------------    ----------
Investment management fee
  payable to DMC ..................................   $10,583         $33,719
Dividend disbursing, transfer
  agent fees, accounting
  fee and other expenses
  payable to DSC ..................................     5,149          12,591
Other expenses payable
  to DDLP and affiliates ..........................    14,585          22,408

For the year ended August 31, 2000, DDLP commissions earned on sales of the A Class shares for each Fund were as follows:

                                               Delaware
   Delaware        Delaware    Delaware        National
   Tax-Free        Tax-Free   Tax-Free USA    High-Yield
     USA            Insured   Intermediate     Municipal
    Fund             Fund        Fund          Bond Fund
   --------       ---------   ------------    ----------
   $19,463          $4,612       $3,152         $12,386

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

--------------------------------------------------------------------------------
3. Investments
During the year ended August 31, 2000, the Funds had purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                      Delaware                   Delaware
                                      Tax-Free                   Tax-Free
                                      USA Fund                 Insured Fund
                                      --------                 ------------
Purchases .....................     $357,739,704               $81,721,926
Sales .........................      430,908,749                90,435,282

                                                                Delaware
                                      Delaware                  National
                                     Tax-Free USA               High-Yield
                                     Intermediate               Municipal
                                        Fund                    Bond Fund
                                     ------------               ----------
Purchases .....................      $54,392,347               $66,663,500
Sales .........................       61,428,959                76,774,286

At August 31, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                      Delaware                  Delaware
                                      Tax-Free                  Tax-Free
                                      USA Fund                Insured Fund
                                      --------                ------------
Cost of investments ...........     $425,513,565               $63,311,219
                                    ------------               -----------
Unrealized appreciation .......     $ 22,840,429               $ 3,019,385
Unrealized depreciation .......       (4,701,727)                  (67,805)
                                    ------------               -----------
Net unrealized appreciation ...     $ 18,138,702               $ 2,951,580
                                    ============               ===========

                                                                Delaware
                                      Delaware                  National
                                    Tax-Free USA                High-Yield
                                    Intermediate                Municipal
                                         Fund                   Bond Fund
                                    ------------              ------------
Cost of investments ...........      $23,655,976              $107,013,737
                                     -----------              ------------
Unrealized appreciation .......         $522,356                $2,453,994
Unrealized depreciation .......          (20,128)               (4,212,390)
                                     -----------              ------------
Net unrealized
  appreciation (depreciation) .         $502,228               $(1,758,396)
                                     ===========              ============

For federal income tax purposes, the Delaware Tax-Free USA Fund had accumulated capital losses at August 31, 2000 of $29,910,077. The capital loss carryforward expires in 2008. The Delaware Tax-Free Insured Fund had accumulated capital losses at August 31, 2000 of $3,349,124. The capital loss carryforward expires in 2008. The Delaware Tax-Free USA Intermediate Fund had accumulated capital losses at August 31, 2000 of $1,082,012 which may be carried forward and applied against future capital gains. The $606,585 capital loss carryforward expires in 2003, and the $475,427 capital loss carryforward expires in 2008. The Delaware National High-Yield Municipal Bond Fund had accumulated capital losses at August 31, 2000 of $782,666. The capital loss carryforward expires in 2008.

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                          Delaware
                                                      Tax-Free USA Fund
                                                     --------------------
                                                         Year Ended
                                                  8/31/00           8/31/99
Shares sold:
    A Class ...................                 8,047,013        18,931,632
    B Class ...................                   348,581           719,424
    C Class ...................                    52,620           156,302

Shares issued upon reinvestment of
    dividends from net investment income
    and net realized gain on investments:
    A Class ...................                 1,224,791         1,367,786
    B Class ...................                    70,497            82,291
    C Class ...................                     7,598             8,411
                                                ---------        ----------
                                                9,751,100        21,265,846
                                                ---------        ----------

Shares repurchased:
    A Class ...................               (14,971,682)      (25,331,800)
    B Class ...................                (1,159,698)         (776,396)
    C Class ...................                  (203,004)          (49,118)
                                              -----------       -----------
                                              (16,334,384)      (26,157,314)
                                              -----------       -----------
Net decrease ..................                (6,583,284)       (4,891,468)
                                              ===========       ===========

                                                           Delaware
                                                    Tax-Free Insured Fund
                                                          Year Ended
                                                  8/31/00           8/31/99
Shares sold:
   A Class ....................                   509,307           517,882
   B Class ....................                   122,716           148,242
   C Class ....................                    31,861           134,955

Shares issued upon reinvestment of
    dividends from net investment income an
    net realized gain on investments:
    A Class ...................                   166,914           218,421
    B Class ...................                    11,831            13,084
    C Class ...................                     4,181             4,718
                                                  -------         ---------
                                                  846,810         1,037,302
                                                  -------         ---------

Shares repurchased:
    A Class ...................                (1,339,420)         (791,126)
    B Class ...................                  (138,947)          (59,433)
    C Class ...................                  (102,784)          (23,455)
                                               ----------          --------
                                               (1,581,151)         (874,014)
                                               ----------          --------
Net increase (decrease) .......                  (734,341)          163,288
                                               ==========          ========

--------------------------------------------------------------------------------
4. Capital Shares (continued)

                                                         Delaware
                                                       Tax-Free USA
                                                     Intermediate Fund
                                                    --------------------
                                                        Year Ended
                                                 8/31/00          8/31/99

Shares sold:
  A Class .....................                  647,715          832,658
  B Class .....................                  122,640           83,273
  C Class .....................                   31,174          197,336

Shares issued upon reinvestment of
  dividends from net investment income
  and net realized gain on investments:
  A Class .....................                   64,749           63,937
  B Class .....................                    4,988            5,264
  C Class .....................                    7,216            6,845
                                                 -------        ---------
                                                 878,482        1,189,313
                                                 -------        ---------

Shares repurchased:
  A Class .....................               (1,171,347)        (552,340)
  B Class .....................                 (172,218)         (55,453)
  C Class .....................                 (124,975)         (68,440)
                                              ----------         --------
                                              (1,468,540)        (676,233)
                                              ----------         --------
Net increase (decrease) .......                 (590,058)         513,080
                                              ==========         ========

                                                       Delaware
                                                  National High-Yield
                                                  Municipal Bond Fund
                                                 ----------------------
                                                       Year Ended
                                                8/31/00          8/31/99

Shares sold:
  A Class .....................                1,336,941        2,603,990
  B Class .....................                  623,950        1,182,472
  C Class .....................                  443,052          683,365

Shares issued upon reinvestment of
  dividends from net investment income
  and net realized gain on investments:
  A Class .....................                  265,771          224,884
  B Class .....................                   54,608           40,109
  C Class .....................                   30,988           23,840
                                               ---------        ---------
                                               2,755,310        4,758,660
                                               ---------        ---------

Shares repurchased:
  A Class .....................               (2,063,211)        (957,179)
  B Class .....................                 (904,142)        (137,289)
  C Class .....................                 (585,486)        (150,648)
                                              ----------       ----------
                                              (3,552,839)      (1,245,116)
                                              ----------       ----------
Net increase (decrease) .......                 (797,529)       3,513,544
                                              ==========       ==========

5. Lines of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. No amounts were outstanding at August 31, 2000, or at any time during the period.

6. Market and Credit Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that markets may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Delaware National High-Yield Municipal Bond Fund invests in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

7. Tax Information (unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2000, each Fund designates as long term capital gains, ordinary income, and tax-exempt income distributions paid during the year as follows:

                                                 (A)                   (B)
                                              Long-Term             Ordinary
                                            Capital Gains            Income
                                            Distributions         Distributions
                                           ----------------     ----------------
Delaware Tax-Free USA Fund ..........            --                    --
Delaware Tax-Free Insured Fund ......            --                    --
Delaware Tax-Free USA
  Intermediate Fund .................            --                    --
Delaware National High-Yield
  Municipal Bond Fund ...............            --                    --

                                                                       (D)
                                                 (C)                  Total
                                              Tax-Exempt          Distributions
                                             Distributions         (Tax Basis)
                                             -------------      ----------------
Delaware Tax-Free USA Fund ..........            100%                 100%
Delaware Tax-Free Insured Fund ......            100%                 100%
Delaware Tax-Free USA
  Intermediate Fund .................            100%                 100%
Delaware National High-Yield ........            100%                 100%
  Municipal Bond Fund

------------------
(A), (B) and (C) are based on a percentage of the Fund's total distributions.

Reports of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Tax-Free Fund

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund (comprised of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund) (the "Funds") as of August 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Delaware Group Tax-Free Fund at August 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 6, 2000
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Voyageur Mutual Funds - Delaware National High-Yield Municipal Bond Fund

We have audited the accompanying statement of net assets of Delaware National High-Yield Municipal Bond Fund (the "Fund") as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose report thereon dated February 14, 1997 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware National High-Yield Municipal Bond Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
October 6, 2000

                      DELAWARE INVESTMENTS FAMILY OF FUNDS
                      ------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                        International and Global            Tax-Exempt Income
   o  Technology and                        o  Emerging Markets Fund            o  National High-Yield
       Innovation Fund                      o  New Pacific Fund                     Municipal Bond Fund
   o  Select Growth Fund                    o  Overseas Equity Fund             o  Tax-Free USA Fund
   o  Trend Fund                            o  International Equity Fund        o  Tax-Free Insured Fund
   o  Growth Opportunities                  o  Global Equity Fund               o  Tax-Free USA
       Fund*                                o  Global Bond Fund                     Intermediate Fund
   o  Small Cap Value Fund                                                      o  State Tax-Free Funds**
   o  U.S. Growth Fund                   Current Income
   o  Tax-Efficient Equity Fund             o  Delchester Fund               Stability of Principal
   o  Social Awareness Fund                 o  High-Yield                       o  Cash Reserve
                                                Opportunities Fund              o  Tax-Free Money Fund
Total Return                                o  Strategic Income Fund
   o  Blue Chip Fund                        o  Corporate Bond Fund           Asset Allocation
   o  Devon Fund                            o  Extended Duration                o  Foundation Funds
   o  Growth and Income Fund                    Bond Fund                           Growth Portfolio
   o  Decatur Equity                        o  American Government                  Balanced Portfolio
       Income Fund                              Bond Fund                           Income Portfolio
   o  REIT Fund                             o  U.S. Government
   o  Balanced Fund                             Securities Fund
                                            o  Limited-Term
                                                Government Fund


 * Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia [] London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


-----------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                            Charles E. Peck                            Investment Manager
                                             Retired                                    Delaware Management Company
Wayne A. Stork                               Fredericksburg, VA                         Philadelphia, PA
Chairman
Delaware Investments Family of Funds         Janet L. Yeomans                           International Affiliate
Philadelphia, PA                             Vice President and Treasurer               Delaware International Advisers Ltd.
                                             3M Corporation                             London, England
Walter P. Babich                             St. Paul, MN
Board Chairman                                                                          National Distributor
Citadel Constructors, Inc.                   AFFILIATED OFFICERS                        Delaware Distributors, L.P.
King of Prussia, PA                                                                     Philadelphia, PA
                                             Charles E. Haldeman, Jr.
David K. Downes                              President and Chief Executive Officer      Shareholder Servicing, Dividend
President and Chief Executive Officer        Delaware Management Holdings, Inc.         Disbursing and Transfer Agent
Delaware Investments Family of Funds         Philadelphia, PA                           Delaware Service Company, Inc.
Philadelphia, PA                                                                        Philadelphia, PA
                                             Richard J. Flannery
John H. Durham                               Executive Vice President                   1818 Market Street
Private Investor                             and General Counsel                        Philadelphia, PA 19103-3682
Horsham, PA                                  Delaware Investments Family of Funds
                                             Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates       Bruce D. Barton
New York, NY                                 President and Chief Executive Officer
                                             Delaware Distributors, L.P.
Ann R. Leven                                 Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

(3869)                                        Printed in the USA
AR-011 [8/00] PPL 10/00                                    (J6381)